UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23344 and 811-23343

Name of Fund:	BlackRock Funds VI
BlackRock Advantage CoreAlpha Bond Fund

Master Investment Portfolio II
Advantage CoreAlpha Bond Master Portfolio

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds VI and Master Investment Portfolio II, 50 Hudson Yards, New York, NY 10001

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2023

Date of reporting period: 06/30/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JUNE 30, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock Funds VI

• BlackRock Advantage CoreAlpha Bond Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended June 30, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. Inflation remained elevated as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated substantially as the period continued, while ongoing strength in consumer spending backstopped the economy.

Equity returns were strong, as continued job growth eased investors’ concerns about the economy’s durability. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities advanced significantly, including large- and small-capitalization U.S. stocks and international equities from developed markets. Emerging market equities also gained, although at a substantially slower pace, pressured by high interest rates and falling commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, which made it the first meeting without a rate increase since the tightening cycle began in early 2022.

Supply constraints have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population exacerbate these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and most recently opted for a pause, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near-term as growth trends for emerging markets appear brighter. We also believe that stocks with an A.I. tilt should benefit from an investment cycle that is set to support revenues and margins. We are neutral on credit overall amid tightening credit and financial conditions, however there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	16.89%	19.59%

U.S. small cap equities (Russell 2000® Index)	8.09	12.31

International equities (MSCI Europe, Australasia, Far East Index)	11.67	18.77

Emerging market equities (MSCI Emerging Markets Index)	4.89	1.75

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.25	3.60

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.70	(3.97)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	2.09	(0.94)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	2.67	3.19

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	5.38	9.07

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of June 30, 2023	BlackRock Advantage CoreAlpha Bond Fund

Investment Objective

BlackRock Advantage CoreAlpha Bond Fund’s (the “Fund”) investment objective is to seek to provide a combination of income and capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2023, the Fund underperformed the benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Index”).

The Fund invests all of its assets in the Advantage CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio II.

What factors influenced performance?

Global interest rate strategies were the primary detractor from performance relative to the benchmark due to the Fund’s positioning along government yield curves and duration-neutral cross-market strategy. The Fund’s stance with respect to U.S. interest rates also detracted due to positioning along the U.S. Treasury curve. Pool selection within residential mortgage-backed securities detracted from performance as well.

Security selection within corporate bonds led positive contributions to relative performance over the period, primarily due to an underweight to banking issues and overweights in consumer non-cyclical and consumer cyclical issues. The Fund’s asset allocation also proved additive as a result of an overweight to securitized credit.

The Master Portfolio held derivatives during the period. Futures are commonly used for strategic day-to-day interest rate hedging, tactically expressing relative value curve strategies, and duration hedging. The use of derivatives detracted from performance for the period.

The Fund’s cash position averaged approximately 9.5% over the period as the Fund maintained an allocation to Treasury bills given the inverted yield curve and attractive front end yields. Cash holdings did not have a material impact on the Fund’s return for the period.

Describe recent portfolio activity.

The first half of 2023 saw a continued environment of elevated macro uncertainty, exacerbated by a banking crisis in the first quarter of 2023 and U.S. government debt ceiling concerns in the second quarter. The collapse of certain banks as a result of the rapid rate hikes by the U.S. Fed in 2022 and stalemate over raising the debt ceiling before the eventual resolution led to increased volatility. Given some signs of cracks in the financial system and moderating economic data, the Fed decided to pause its cycle of rate hikes at the June 2023 meeting while it assessed the implications of incoming data. Leading indicators have been pointing to recession even as labor markets remain robust along with consumer and corporate balance sheets. Against this backdrop of mixed signals, the Fund maintained modestly overweight exposure to credit sectors offering attractive incremental income.

Describe portfolio positioning at period end.

The Fund was modestly overweight spread sectors including investment grade corporate bonds, mortgage-backed securities, and auto loans within asset-backed securities. The Fund remained neutrally weighted with respect to high yield corporate bonds given the vulnerability of the asset class to recession risk. The Fund held a relatively high allocation to Treasury bills given the inverted yield curve and attractive short-term yields. The Fund’s stance with respect to duration and corresponding interest rate sensitivity was slightly below benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

				Average Annual Total Returns(a)

				1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	4.06%	4.06%	1.85%	(1.11)%	N/A	0.65%	N/A	1.56%	N/A
Investor A	3.66	3.65	1.72	(1.36)	(5.30)%	0.39	(0.42)%	1.25	0.84%
Investor C	3.06	3.05	1.34	(1.98)	(2.94)	(0.35)	(0.35)	0.66	0.66
Class K	4.11	4.05	1.87	(1.06)	N/A	0.70	N/A	1.61	N/A

Bloomberg U.S. Aggregate Bond Index(b)	—	—	2.09	(0.94)	N/A	0.77	N/A	1.52	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2023 (continued)	BlackRock Advantage CoreAlpha Bond Fund

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,018.50	$ 1.45		$ 1,000.00	$ 1,023.36	$ 1.45		0.29%
Investor A	1,000.00	1,017.20	2.70		1,000.00	1,022.12	2.71		0.54
Investor C	1,000.00	1,013.40	6.44		1,000.00	1,018.40	6.46		1.29
Class K	1,000.00	1,018.70	1.20		1,000.00	1,023.60	1.20		0.24

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance	BlackRock Advantage CoreAlpha Bond Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Prior to March 28, 2016 for Class K Shares, the performance of the class is based on the returns of a series of Master Investment Portfolio, adjusted to reflect the estimated annual fund fees and operating expenses of the respective share class of the Predecessor Fund.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments	BlackRock Advantage CoreAlpha Bond Fund

The Advantage CoreAlpha Bond Master Portfolio (the “Master Portfolio”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Master Portfolio must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Statement of Assets and Liabilities (unaudited)

June 30, 2023

BlackRock Advantange CoreAlpha Bond Fund

ASSETS
Investments, at value — Master Portfolio	$921,304,006
Receivables:
Capital shares sold	13,155,381
From the Administrator	6,883

Total assets	934,466,270

LIABILITIES
Payables:
Administration fees	75,743
Capital shares redeemed	11,304,731
Contributions to the Master Portfolio	1,850,650
Income dividend distributions	287,719
Professional fees	6,081
Service and distribution fees	63,105

Total liabilities	13,588,029

Commitments and contingent liabilities
NET ASSETS	$920,878,241

NET ASSETS CONSIST OF
Paid-in capital	$1,110,512,292
Accumulated loss	(189,634,051)

NET ASSETS	$920,878,241

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited) (continued)

June 30, 2023

BlackRock Advantange CoreAlpha Bond Fund

NET ASSET VALUE

Institutional

Net assets	$533,897,360

Shares outstanding	61,559,433

Net asset value	$8.67

Shares authorized	Unlimited

Par value	No par value

Investor A

Net assets	$306,805,472

Shares outstanding	35,368,111

Net asset value	$8.67

Shares authorized	Unlimited

Par value	No par value

Investor C

Net assets	$419,614

Shares outstanding	48,354

Net asset value	$8.68

Shares authorized	Unlimited

Par value	No par value

Class K

Net assets	$79,755,795

Shares outstanding	9,189,751

Net asset value	$8.68

Shares authorized	Unlimited

Par value	No par value

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	9

Statement of Operations (unaudited)

Six Months Ended June 30, 2023

BlackRock Advantange CoreAlpha Bond Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — affiliated	$278,132
Interest — unaffiliated	17,026,489
Securities lending income — affiliated — net	184,661
Other income	52,011
Expenses	(1,161,620)
Fees waived	33,720

Total investment income	16,413,393

FUND EXPENSES
Service and distribution — class specific	396,835
Administration — class specific	235,393
Professional	5,406
Miscellaneous	1,935

Total expenses	639,569
Less:
Fees waived and/or reimbursed by the Administrator	(24,916)

Total expenses after fees waived and/or reimbursed	614,653

Net investment income	15,798,740

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Investments — unaffiliated	(9,588,775)
Investments — affiliated	38,446
Forward foreign currency exchange contracts	(88,154)
Foreign currency transactions	32,446
Futures contracts	(1,006,618)
Swaps	(2,644,332)

(13,256,987)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	16,052,979
Investments — affiliated	(23,848)
Forward foreign currency exchange contracts	(18,827)
Foreign currency translations	7,099
Futures contracts	(2,657,181)
Swaps	2,032,641

15,392,863

Net realized and unrealized gain	2,135,876

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,934,616

See notes to financial statements.

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Advantage CoreAlpha Bond Fund

	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$15,798,740	$27,022,370
Net realized loss	(13,256,987)	(112,533,416)
Net change in unrealized appreciation (depreciation)	15,392,863	(102,433,606)

Net increase (decrease) in net assets resulting from operations	17,934,616	(187,944,652)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income
Institutional	(8,836,113)	(9,065,799)
Investor A	(4,706,107)	(4,131,799)
Investor C	(4,657)	(1,827)
Class K	(1,289,433)	(1,202,184)
Return of capital
Institutional	—	(5,836,006)
Investor A	—	(3,229,254)
Investor C	—	(4,753)
Class K	—	(746,717)

Decrease in net assets resulting from distributions to shareholders	(14,836,310)	(24,218,339)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(30,000,789)	(198,160,872)

NET ASSETS
Total decrease in net assets	(26,902,483)	(410,323,863)
Beginning of period	947,780,724	1,358,104,587

End of period	$920,878,241	$947,780,724

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	11

Financial Highlights

(For a share outstanding throughout each period)

		BlackRock Advantage CoreAlpha Bond Fund

		Institutional

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$8.65		$10.32	$10.79	$10.54	$10.02	$10.35

Net investment income(a)	0.15		0.23	0.21	0.26	0.32	0.31
Net realized and unrealized gain (loss)	0.01		(1.69)	(0.42)	0.67	0.64	(0.34)

Net increase (decrease) from investment operations	0.16		(1.46)	(0.21)	0.93	0.96	(0.03)

Distributions(b)
From net investment income	(0.14)		(0.13)	(0.15)	(0.56)	(0.32)	(0.30)
From net realized gain	—		—	(0.06)	(0.12)	(0.12)	(0.00	)(c)
Return of capital	—		(0.08)	(0.05)	—	—	—

Total distributions	(0.14)		(0.21)	(0.26)	(0.68)	(0.44)	(0.30)

Net asset value, end of period	$8.67		$8.65	$10.32	$10.79	$10.54	$10.02

Total Return(d)
Based on net asset value	1.85	%(e)	(14.24)%	(1.98)%	8.88%	9.62%	(0.18)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.29%		0.29%	0.30%	0.28%	0.29%	0.37	%(h)

Total expenses after fees waived and/or reimbursed	0.29%		0.29%	0.30%	0.28%	0.28%	0.35	%(h)

Net investment income	3.44%		2.50%	2.00%	2.42%	3.02%	3.14%

Supplemental Data
Net assets, end of period (000)	$533,897		$559,142	$839,388	$1,103,299	$1,121,106	$791,197

Portfolio turnover rate of the Master Portfolio(i)	104%		205%	219%	410%	263%	331%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)  Amount is greater than $(0.005) per share.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Not annualized.
(f)  Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h) Includes reorganization and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.33% and 0.31%, respectively.

(i)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Portfolio turnover rate (excluding MDRs)	59%		107%	123%	261%	166%	189%

See notes to financial statements.

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		BlackRock Advantage CoreAlpha Bond Fund (continued)

	Investor A

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$8.65		$10.32	$10.79	$10.54	$10.02	$10.35

Net investment income(a)	0.14		0.21	0.18	0.24	0.29	0.30
Net realized and unrealized gain (loss)	0.01		(1.70)	(0.42)	0.66	0.64	(0.36)

Net increase (decrease) from investment operations	0.15		(1.49)	(0.24)	0.90	0.93	(0.06)

Distributions(b)
From net investment income	(0.13)		(0.10)	(0.12)	(0.53)	(0.29)	(0.27)
From net realized gain	—		—	(0.06)	(0.12)	(0.12)	(0.00	)(c)
Return of capital	—		(0.08)	(0.05)	—	—	—

Total distributions	(0.13)		(0.18)	(0.23)	(0.65)	(0.41)	(0.27)

Net asset value, end of period	$8.67		$8.65	$10.32	$10.79	$10.54	$10.02

Total Return(d)
Based on net asset value	1.72	%(e)	(14.46)%	(2.23)%	8.61%	9.35%	(0.52)%

Ratios to Average Net Assets(f)(g)

Total expenses	0.54%		0.54%	0.55%	0.53%	0.54%	0.56	%(h)

Total expenses after fees waived and/or reimbursed	0.54%		0.54%	0.55%	0.53%	0.53%	0.53	%(h)

Net investment income	3.17%		2.26%	1.74%	2.16%	2.76%	3.05%

Supplemental Data
Net assets, end of period (000)	$306,805		$322,124	$445,358	$508,792	$503,477	$433,789

Portfolio turnover rate of the Master Portfolio(i)	104%		205%	219%	410%	263%	331%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e) Not annualized.

(f)  Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h) Includes reorganization and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.52% and 0.49%, respectively.

(i)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Portfolio turnover rate (excluding MDRs)	59%		107%	123%	261%	166%	189%

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage CoreAlpha Bond Fund (continued)

	Investor C

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$8.66		$10.33	$10.80	$10.55	$10.02	$10.36

Net investment income(a)	0.11		0.14	0.11	0.15	0.22	0.20
Net realized and unrealized gain (loss)	0.01		(1.69)	(0.43)	0.67	0.64		(0.35)

Net increase (decrease) from investment operations	0.12		(1.55)	(0.32)	0.82	0.86		(0.15)

Distributions(b)
From net investment income	(0.10)		(0.04)	(0.04)	(0.45)	(0.21)		(0.19)
From net realized gain	—		—	(0.06)	(0.12)	(0.12)	(0.00	)(c)
Return of capital	—		(0.08)	(0.05)	—	—	—

Total distributions	(0.10)		(0.12)	(0.15)	(0.57)	(0.33)		(0.19)

Net asset value, end of period	$8.68		$8.66	$10.33	$10.80	$10.55	$10.02

Total Return(d)
Based on net asset value	1.34	%(e)	(15.09)%	(2.96)%	7.80%	8.64%		(1.36)%

Ratios to Average Net Assets(f)(g)

Total expenses	1.29%		1.29%	1.30%	1.28%	1.29%	1.46	%(h)

Total expenses after fees waived and/or reimbursed	1.29%		1.29%	1.29%	1.28%	1.29%	1.44	%(h)

Net investment income	2.49%		1.47%	1.01%	1.32%	2.08%		2.02%

Supplemental Data
Net assets, end of period (000)	$420		$413	$865	$1,522	$210	$157

Portfolio turnover rate of the Master Portfolio(i)	104%		205%	219%	410%	263%		331%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e) Not annualized.

(f)  Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h) Includes reorganization and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.42% and 1.40%, respectively.

(i)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Portfolio turnover rate (excluding MDRs)	59%		107%	123%	261%	166%		189%

See notes to financial statements.

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage CoreAlpha Bond Fund (continued)

	Class K

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$8.66		$10.33	$10.80	$10.55	$10.02	$10.35

Net investment income(a)	0.15		0.24	0.22	0.27	0.31	0.32
Net realized and unrealized gain (loss)	0.01		(1.70)	(0.43)	0.66	0.66		(0.34)

Net increase (decrease) from investment operations	0.16		(1.46)	(0.21)	0.93	0.97		(0.02)

Distributions(b)
From net investment income	(0.14)		(0.13)	(0.15)	(0.56)	(0.32)		(0.31)
From net realized gain	—		—	(0.06)	(0.12)	(0.12)	(0.00	)(c)
Return of capital	—		(0.08)	(0.05)	—	—	—

Total distributions	(0.14)		(0.21)	(0.26)	(0.68)	(0.44)		(0.31)

Net asset value, end of period	$8.68		$8.66	$10.33	$10.80	$10.55	$10.02

Total Return(d)
Based on net asset value	1.87	%(e)	(14.19)%	(1.93)%	8.93%	9.78%		(0.14)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.29%		0.29%	0.30%	0.28%	0.29%	0.33	%(h)

Total expenses after fees waived and/or reimbursed	0.24%		0.24%	0.25%	0.23%	0.24%	0.30	%(h)

Net investment income	3.56%		2.57%	2.06%	2.46%	2.97%		3.19%

Supplemental Data
Net assets, end of period (000)	$79,756		$66,102	$72,493	$62,343	$27,973	$377

Portfolio turnover rate of the Master Portfolio(i)	104%		205%	219%	410%	263%		331%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Not annualized.

(f)  Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h) Includes reorganization and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.29% and 0.26%, respectively.

(i)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Portfolio turnover rate (excluding MDRs)	59%		107%	123%	261%	166%		189%

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	15

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Funds VI (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. BlackRock Advantage CoreAlpha Bond Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in Advantage CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio II (“MIP II”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At June 30, 2023, the percentage of the Master Portfolio owned by the Fund was 98.04%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

The Board of Trustees of the Trust and Board of Trustees of MIP II are referred to throughout this report as the “Board” and the members are referred to as “Trustees.”

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional and Class K	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (“BAL” or the “Administrator”) or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Fund’s Board, the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statement of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with BAL, which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administrative services an annual fee based on the average daily net assets of the Fund as follows:

	Institutional	Investor A	Investor C	Class K

Administration fees - class specific	0.05%	0.05%	0.05%	0.05%

For the six months ended June 30, 2023, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Total

Administration fees — class specific	$136,829	$78,950	$104	$19,510	$235,393

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Fund Name	Investor A	Investor C	Total

BlackRock Advantage CoreAlpha Bond Fund	$394,750	$2,085	$396,835

Other Fees: For the six months ended June 30, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $4,031.

For the six months ended June 30, 2023, affiliates received CDSCs as follows:

	Investor A	Investor C	Total
CDSC	$321	$63	$384

Expense Waivers and Reimbursements: The fees and expenses of the Fund’s Independent Trustees, counsel to the Independent Trustees and the Fund’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BAL has contractually agreed to reimburse the Fund or provide an offsetting credit against the administration fees paid by the Fund in an amount equal to these independent expenses through June 30, 2024. For the six months ended June 30, 2023, the amount waived was $ 5,406 which is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements (unaudited) (continued)

BAL has contractually agreed to waive 0.05% of the administration fee payable to BAL applicable to Class K Shares of the Fund through June 30, 2024. For the six months ended June 30, 2023, the amount waived was $19,510 which is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2023, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock, Inc. (“BlackRock”) or its affiliates.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2022, the Fund had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards	(a)

BlackRock Advantage CoreAlpha Bond Fund	$(102,382,307)

(a)	Amounts available to offset future realized capital gains.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/23		Year Ended 12/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

BlackRock Advantage CoreAlpha Bond Fund
Institutional
Shares sold	5,708,927	$49,953,686	10,328,229	$92,951,945
Shares issued in reinvestment of distributions	1,004,456	8,814,633	1,621,623	14,778,556
Shares redeemed	(9,784,639)	(86,154,711)	(28,635,672)	(260,304,984)

	(3,071,256)	$(27,386,392)	(16,685,820)	$(152,574,483)

Investor A
Shares sold and automatic conversion of shares	520,070	$4,574,146	1,111,768	$10,338,215
Shares issued in reinvestment of distributions	519,956	4,564,452	786,870	7,153,619
Shares redeemed	(2,899,484)	(25,452,587)	(7,808,329)	(72,036,717)

	(1,859,458)	$(16,313,989)	(5,909,691)	$(54,544,883)

Investor C
Shares sold	2,449	$21,522	18,449	$174,991
Shares issued in reinvestment of distributions	507	4,455	693	6,339
Shares redeemed and automatic conversion of shares	(2,300)	(20,310)	(55,228)	(519,584)

	656	$5,667	(36,086)	$(338,254)

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 06/30/23		Year Ended 12/31/22

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

BlackRock Advantage CoreAlpha Bond Fund (continued)
Class K
Shares sold	2,780,483	$24,392,535	5,437,591	$53,122,988
Shares issued in reinvestment of distributions	146,106	1,282,545	212,809	1,940,745
Shares redeemed	(1,372,412)	(11,981,155)	(5,031,617)	(45,766,985)

	1,554,177	$13,693,925	618,783	$9,296,748

	(3,375,881)	$(30,000,789)	(22,012,814)	$(198,160,872)

As of June 30, 2023, BlackRock HoldCo 2, Inc., an affiliate of the Fund, owned 1,924 Investor C Shares of the Fund.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Master Portfolio Information as of June 30, 2023	Advantage CoreAlpha Bond Master Portfolio

PORTFOLIO COMPOSITION

Asset Type(a)	Percent of Total Investments

Corporate Bonds	41.0%
U.S. Government Sponsored Agency Securities	35.4
Asset-Backed Securities	12.0
Non-Agency Mortgage-Backed Securities	7.4
U.S. Treasury Obligations	2.8
Other*	1.4

CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	Percent of Total Investments

AAA/Aaa(c)	48.6%
AA/Aa	5.7
A	23.7
BBB/Baa	16.5
BB/Ba	1.4
B	1.1
CCC/Caa	0.1
N/R	2.9

(a)	Excludes short-term securities.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

*	Includes one or more investment categories that individually represents less than 1.0% of the Master Portfolio’s total investments. Please refer to the Schedule of Investments for details.

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2023	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
ACC Auto Trust, Series 2021, Class A, 1.08%, 04/15/27(a)	$127	$126,855
Affirm Asset Securitization Trust 6.61%, 01/18/28	2,375	2,357,154
Series 2022-A, Class 1A, 4.30%, 05/17/27	2,275	2,213,914
Avant Loans Funding Trust, Series 2021-REV1, Class A, 1.21%, 07/15/30(a)	5,460	5,367,290
Carvana Auto Receivables Trust
Series 2021-N2, Class B, 0.75%, 03/10/28	463	424,255
Series 2021-N2, Class C, 1.07%, 03/10/28	1,300	1,191,252
Chase Funding Trust, Series 2004-2, Class 2A2, (1-mo. LIBOR US + 0.50%), 5.65%, 02/26/35(b)	108	101,882
Conseco Finance Corp., Series 1996-9, Class M1, 7.63%, 08/15/27(b)	7	6,671
CWABS, Inc., Series 2004-1, Class M1, (1-mo. LIBOR US + 0.75%), 5.90%, 03/25/34(b)	5	5,030
Drive Auto Receivables Trust
Series 2020-1, Class D, 2.70%, 05/17/27	5,808	5,712,406
Series 2020-2, Class C, 2.28%, 08/17/26	312	311,079
Series 2021-1, Class C, 1.02%, 06/15/27	3,391	3,343,683
DT Auto Owner Trust, Series 2023-1A, Class C, 5.55%, 10/16/28(a)	5,090	4,992,578
Exeter Automobile Receivables Trust
Series 2020-3A, Class D, 1.73%, 07/15/26	1,730	1,691,706
Series 2021-1A, Class C, 0.74%, 01/15/26	2,910	2,872,546
Series 2021-2A, Class D, 1.40%, 04/15/27	2,225	2,062,263
Series 2021-3A, Class B, 0.69%, 01/15/26	2,508	2,491,755
Series 2021-3A, Class C, 0.96%, 10/15/26	2,950	2,842,725
Series 2021-4A, Class C, 1.46%, 10/15/27	2,500	2,392,413
Series 2022-2A, Class B, 3.65%, 10/15/26	5,000	4,926,177
Series 2022-4A, Class D, 5.98%, 12/15/28	1,250	1,226,350
Series 2023-1A, Class D, 6.69%, 06/15/29	1,020	1,016,033
Ford Credit Auto Owner Trust(a)
Series 2018-1, Class A, 3.19%, 07/15/31	2,870	2,757,779
Series 2019-1, Class A, 3.52%, 07/15/30	450	444,217
JPMorgan Chase Bank NA(a)
Series 2021-2, Class B, 0.89%, 12/26/28	1,367	1,322,080
Series 2021-2, Class C, 0.97%, 12/26/28	588	568,517
Series 2021-3, Class B, 0.76%, 02/26/29	2,907	2,767,736
Louisiana Local Government Environmental Facilities & Community Development Authority, Series 2022-ELL, Class A-3, 4.28%, 02/01/36	85	80,471
OneMain Financial Issuance Trust, Series 2019-2A, Class A, 3.14%, 10/14/36(a)	5,690	5,147,152
Santander Drive Auto Receivables Trust
Series 2020-2, Class D, 2.22%, 09/15/26	6,167	6,057,008
Series 2020-4, Class C, 1.01%, 01/15/26	843	840,076
Series 2021-1, Class C, 0.75%, 02/17/26	1,377	1,365,797
Series 2021-3, Class C, 0.95%, 09/15/27	4,374	4,283,845
Series 2021-4, Class C, 1.26%, 02/16/27	5,030	4,834,890
Santander Revolving Auto Loan Trust, Series 2019-A, Class A, 2.51%, 01/26/32(a)	4,790	4,545,722
Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 05/25/33(a)	5,680	5,243,935
Upstart Securitization Trust(a)
Series 2021-3, Class A, 0.83%, 07/20/31	507	502,377
Series 2021-4, Class A, 0.84%, 09/20/31	1,344	1,320,931
Series 2021-5, Class A, 1.31%, 11/20/31	565	552,570
Westlake Automobile Receivables Trust(a) Series 2020-2A, Class C, 2.01%, 07/15/25	550	548,800

Security	Par (000)	Value

Asset-Backed Securities (continued)
Westlake Automobile Receivables
Trust(a) (continued)
Series 2020-3A, Class C, 1.24%, 11/17/25	$2,762	$2,727,586
Series 2022-1A, Class B, 2.75%, 03/15/27	3,970	3,856,407
Series 2022-3A, Class C, 6.44%, 12/15/27	3,060	3,053,323
Series 2023-1A, Class C, 5.74%, 08/15/28	2,300	2,269,658

Total Asset-Backed Securities — 11.0% (Cost: $105,877,737)		102,766,894

	Shares

Common Stocks

Financial Services(c) — 0.0%
Edcon Holdco 1	1,643,590	1
Edcon Holdco 2	163,560	—

		1

Total Common Stocks — 0.0% (Cost: $ — )		1

	Par (000)

Corporate Bonds

Aerospace & Defense — 0.7%
Boeing Co., 5.93%, 05/01/60	$675	668,511
Bombardier, Inc., 7.88%, 04/15/27(a)(d)	540	538,610
General Dynamics Corp.
3.25%, 04/01/25	1,130	1,092,470
2.25%, 06/01/31(d)	1,350	1,136,117
Lockheed Martin Corp.
4.15%, 06/15/53	700	616,248
5.70%, 11/15/54	930	1,032,548
4.30%, 06/15/62	535	473,678
5.90%, 11/15/63(d)	135	153,593
TransDigm, Inc.
5.50%, 11/15/27	500	471,600
6.75%, 08/15/28(a)	500	501,895

		6,685,270

Automobiles — 0.6%
American Honda Finance Corp., 1.20%, 07/08/25(d)	900	828,186
Ford Motor Credit Co. LLC
4.54%, 08/01/26	555	521,697
7.35%, 11/04/27	300	306,336
7.35%, 03/06/30	300	306,373
General Motors Co., 5.20%, 04/01/45(d)	530	452,102
General Motors Financial Co., Inc.
2.90%, 02/26/25(d)	1,335	1,266,690
5.40%, 04/06/26	85	84,027
Genuine Parts Co., 1.88%, 11/01/30	1,530	1,197,728
Toyota Motor Credit Corp., 3.65%, 08/18/25	1,110	1,072,550

		6,035,689

Banks — 1.7%
Bank of Montreal, 2.65%, 03/08/27	935	855,991
Canadian Imperial Bank of Commerce, 2.25%, 01/28/25	1,505	1,426,944

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) June 30, 2023	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Citigroup, Inc., (1-day SOFR + 2.66%), 6.17%, 05/25/34	$70	$70,610
Cooperatieve Rabobank UA, 5.00%, 01/13/25	445	441,469
ING Groep NV, 4.10%, 10/02/23	2,290	2,279,452
Mizuho Financial Group, Inc., (1-year CMT + 1.90%), 5.75%, 07/06/34	1,240	1,243,691
Royal Bank of Canada
3.63%, 05/04/27	1,030	974,727
5.00%, 02/01/33	10	9,800
Santander Holdings USA, Inc., (1-day SOFR + 2.36%), 6.50%, 03/09/29(b)	270	267,066
Santander U.K. Group Holdings PLC, (3-mo. LIBOR US + 1.40%), 3.82%, 11/03/28(b)	240	215,984
Toronto-Dominion Bank, 1.45%, 01/10/25(d)	1,420	1,336,670
Truist Financial Corp., 1.20%, 08/05/25(d)	945	856,330
Wells Fargo & Co.(b)
(1-day SOFR + 1.51%), 3.53%, 03/24/28	35	32,667
(1-day SOFR + 1.56%), 4.54%, 08/15/26	3,395	3,317,222
(1-day SOFR + 1.98%), 4.81%, 07/25/28	940	918,778
(1-day SOFR + 2.10%), 4.90%, 07/25/33	835	800,942
(3-mo. CME Term SOFR + 4.50%), 5.01%, 04/04/51	610	568,158
Westpac Banking Corp., 2.96%, 11/16/40(d)	120	80,446

		15,696,947

Beverages — 0.8%
Coca-Cola Co., 3.00%, 03/05/51	90	68,569
Coca-Cola Femsa SAB de CV, 2.75%, 01/22/30	1,784	1,570,455
Constellation Brands, Inc.
4.75%, 05/09/32(d)	200	194,119
3.75%, 05/01/50	250	196,630
Diageo Capital PLC
2.13%, 04/29/32	380	308,742
5.50%, 01/24/33	1,335	1,411,511
Mauser Packaging Solutions Holding Co.(a)
7.88%, 08/15/26	50	49,675
9.25%, 04/15/27(d)	50	46,150
PepsiCo, Inc.
2.85%, 02/24/26(d)	800	762,116
3.45%, 10/06/46	7	5,754
4.00%, 05/02/47(d)	946	867,732
2.88%, 10/15/49	719	539,967
4.65%, 02/15/53	1,760	1,772,704

		7,794,124

Biotechnology — 0.6%
Amgen, Inc.
3.13%, 05/01/25	800	766,238
2.60%, 08/19/26	800	740,673
5.65%, 03/02/53	165	167,096
4.40%, 02/22/62	410	336,499
Biogen, Inc., 3.15%, 05/01/50	1,290	882,532
Gilead Sciences, Inc., 3.50%, 02/01/25	400	387,855
Regeneron Pharmaceuticals, Inc., 1.75%, 09/15/30(d)	2,640	2,104,263

		5,385,156

Broadline Retail — 0.0%
Bath & Body Works, Inc., 6.88%, 11/01/35(d)	200	182,998

Building Materials — 0.2%
Boise Cascade Co., 4.88%, 07/01/30(a)	300	271,196

Security	Par (000)	Value

Building Materials (continued)
Eagle Materials, Inc., 2.50%, 07/01/31	$1,355	$1,105,108
Emerald Debt Merger Sub LLC, 6.63%, 12/15/30(a)	140	138,775
Masco Corp., 2.00%, 10/01/30(d)	160	126,314

		1,641,393

Building Products — 0.2%
Allegion PLC, 3.50%, 10/01/29	90	79,485
Home Depot, Inc.
4.00%, 09/15/25(d)	245	240,236
5.40%, 09/15/40	200	206,892
3.13%, 12/15/49	360	263,387
4.95%, 09/15/52(d)	120	119,186
Lowe’s Cos., Inc.
4.00%, 04/15/25	420	408,871
3.35%, 04/01/27	280	264,431
4.25%, 04/01/52	116	94,642
5.63%, 04/15/53(d)	67	66,960
5.80%, 09/15/62	305	301,641

		2,045,731

Capital Markets — 0.7%
Ameriprise Financial, Inc., 3.00%, 04/02/25(d)	930	885,409
Ares Capital Corp.
2.15%, 07/15/26(d)	702	608,686
2.88%, 06/15/28	240	198,472
Bank of New York Mellon Corp., (1-day SOFR + 1.51%), 4.71%, 02/01/34(b)	270	259,319
Barings BDC, Inc., 3.30%, 11/23/26	285	248,275
Blackstone Private Credit Fund, 4.70%, 03/24/25	220	211,889
Brookfield Capital Finance LLC, 6.09%, 06/14/33	145	147,203
Charles Schwab Corp., 2.45%, 03/03/27(d)	45	40,310
FS KKR Capital Corp., 2.63%, 01/15/27(d)	800	681,949
Morgan Stanley
5.25%, 04/21/34	900	888,703
(5-year CMT + 2.43%), 5.95%, 01/19/38(b)	265	261,566
Nasdaq, Inc.
5.65%, 06/28/25	290	290,837
5.95%, 08/15/53	95	97,270
Nomura Holdings, Inc., 2.65%, 01/16/25	1,100	1,041,359
S&P Global, Inc., 2.45%, 03/01/27(d)	840	774,777

		6,636,024

Chemicals — 0.1%
Air Products and Chemicals, Inc., 2.70%, 05/15/40	187	139,461
EIDP, Inc., 2.30%, 07/15/30	500	417,306
RPM International, Inc., 3.75%, 03/15/27	105	98,511

		655,278

Commercial Services & Supplies(d) — 0.1%
Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 01/15/28(a)	300	281,041
United Rentals North America, Inc., 5.25%, 01/15/30	200	190,905

		471,946

Communications Equipment — 0.2%
Motorola Solutions, Inc.
4.60%, 02/23/28	259	251,184
5.50%, 09/01/44	1,370	1,300,440

		1,551,624

Consumer Discretionary — 0.7%
Carnival Corp.(a)(d)
7.63%, 03/01/26	371	363,357
10.50%, 06/01/30	500	530,439

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Consumer Discretionary (continued)
NCL Corp. Ltd., 7.75%, 02/15/29(a)(d)	$640	$607,878
Quanta Services, Inc.
0.95%, 10/01/24	2,110	1,982,689
2.90%, 10/01/30(d)	1,190	1,010,946
2.35%, 01/15/32	1,280	1,007,127
3.05%, 10/01/41(d)	605	419,834
Royal Caribbean Cruises Ltd., 11.63%, 08/15/27(a)(d)	763	829,716

		6,751,986

Consumer Finance — 0.6%
American Express Co.
3.95%, 08/01/25	480	465,870
4.05%, 05/03/29(d)	336	319,878
5.04%, 05/01/34	720	704,248
Capital One Financial Corp., (1-day SOFR + 2.64%), 6.31%, 06/08/29(b)	340	337,709
Mastercard, Inc.
4.88%, 03/09/28(d)	805	814,105
3.65%, 06/01/49	280	232,978
OneMain Finance Corp., 9.00%, 01/15/29(d)	135	136,141
S&P Global, Inc.
2.95%, 01/22/27(d)	685	641,734
2.30%, 08/15/60	2,113	1,223,773
Visa, Inc., 3.65%, 09/15/47	385	325,806

		5,202,242

Consumer Staples Distribution & Retail — 0.5%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 6.50%, 02/15/28(a)(d)	400	400,664
Conagra Brands, Inc.
5.30%, 11/01/38	440	422,782
5.40%, 11/01/48	340	323,952
Costco Wholesale Corp., 1.75%, 04/20/32	160	129,139
Dollar General Corp., 4.25%, 09/20/24	75	73,554
FirstCash, Inc., 5.63%, 01/01/30(a)	500	451,912
General Mills, Inc.(d)
5.24%, 11/18/25	1,080	1,080,129
2.88%, 04/15/30	840	745,962
Kraft Heinz Foods Co.
3.88%, 05/15/27	575	552,067
4.88%, 10/01/49	350	319,363
Post Holdings, Inc., 5.50%, 12/15/29(a)	200	184,554

		4,684,078

Distributors — 0.1%
Genuine Parts Co., 1.75%, 02/01/25	1,050	983,437

Diversified Consumer Services — 0.0%
Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 07/15/27(a)(d)	200	176,791

Diversified REITs — 0.4%
American Tower Corp.
3.65%, 03/15/27	490	458,712
3.70%, 10/15/49	190	136,175
Equinix, Inc., 2.63%, 11/18/24	225	214,870
Mid-America Apartments LP, 1.10%, 09/15/26(d)	70	61,042
Prologis LP, 5.25%, 06/15/53	145	142,481
Public Storage
3.09%, 09/15/27	1,250	1,165,683
1.95%, 11/09/28	1,775	1,521,838

Security	Par (000)	Value

Diversified REITs (continued)
Public Storage (continued)
2.25%, 11/09/31(d)	$525	$428,756
Simon Property Group LP, 3.50%, 09/01/25	90	86,226

		4,215,783

Diversified Telecommunication Services — 0.8%
AT&T, Inc.
1.70%, 03/25/26	3,620	3,299,600
4.85%, 03/01/39	695	639,352
3.80%, 12/01/57	1,323	957,849
Verizon Communications, Inc.
1.68%, 10/30/30	1,687	1,331,856
4.50%, 08/10/33	610	575,629
4.13%, 08/15/46	430	353,459

		7,157,745

Education — 0.1%
Ford Foundation
Series 2020, 2.42%, 06/01/50(d)	5	3,319
Series 2020, 2.82%, 06/01/70	30	18,550
Georgetown University, Series 20A, 2.94%, 04/01/50	27	18,269
Northwestern University, Series 2020, 2.64%, 12/01/50(d)	266	184,460
President and Fellows of Harvard College, 2.52%, 10/15/50	54	36,106
Rockefeller Foundation, Series 2020, 2.49%, 10/01/50	72	46,777
University of Chicago
Series 20B, 2.76%, 04/01/45	148	110,581
Series C, 2.55%, 04/01/50	157	106,815
University of Southern California, Series 21A, 2.95%, 10/01/51	190	135,211
Yale University, Series 2020, 2.40%, 04/15/50	272	179,688

		839,776

Electric Utilities — 3.4%
AEP Texas, Inc.
5.25%, 05/15/52	140	132,071
Series I, 2.10%, 07/01/30(d)	260	212,315
AEP Transmission Co. LLC
3.15%, 09/15/49	30	21,340
Series O, 4.50%, 06/15/52	130	116,260
Alabama Power Co., 3.45%, 10/01/49	370	270,557
Ameren Corp., 2.50%, 09/15/24(d)	65	62,286
Ameren Illinois Co., 3.25%, 03/15/50	130	95,007
American Electric Power Co., Inc., 2.03%, 03/15/24	1,115	1,084,348
Appalachian Power Co., Series X, 3.30%, 06/01/27	1,190	1,110,744
Arizona Public Service Co.
3.15%, 05/15/25(d)	400	381,931
2.95%, 09/15/27	800	725,992
Atlantic City Electric Co., 2.30%, 03/15/31	570	470,594
Baltimore Gas and Electric Co., 2.90%, 06/15/50(d)	170	113,329
Berkshire Hathaway Energy Co., 4.45%, 01/15/49	500	421,667
Black Hills Corp., 1.04%, 08/23/24(d)	200	188,923
CenterPoint Energy Houston Electric LLC
Sereis AJ, 4.85%, 10/01/52	75	71,114
Series AH, 3.60%, 03/01/52	55	42,658
CenterPoint Energy, Inc., 4.25%, 11/01/28(d)	170	159,011
Commonwealth Edison Co.
3.70%, 08/15/28	1,200	1,132,206
2.20%, 03/01/30	500	422,647

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) June 30, 2023	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Commonwealth Edison Co. (continued)
4.00%, 03/01/49(d)	$90	$74,482
Series 130, 3.13%, 03/15/51	70	49,057
Consolidated Edison Co. of New York, Inc.
Series 06-A, 5.85%, 03/15/36	640	655,042
Series B, 3.13%, 11/15/27	800	743,139
Constellation Energy Generation LLC, 5.80%, 03/01/33(d)	175	179,136
Consumers Energy Co.
4.65%, 03/01/28	130	128,980
4.63%, 05/15/33	110	106,999
2.65%, 08/15/52(d)	72	46,135
4.20%, 09/01/52	60	51,337
Dominion Energy, Inc.
3.90%, 10/01/25	500	481,647
5.38%, 11/15/32(d)	140	140,479
DTE Electric Co., Series B, 3.65%, 03/01/52	217	169,006
DTE Energy Co., 4.22%, 11/01/24(e)	250	244,403
Duke Energy Carolinas LLC, 5.35%, 01/15/53	100	101,295
Duke Energy Corp.
2.65%, 09/01/26(d)	300	277,268
4.20%, 06/15/49	700	567,789
5.00%, 08/15/52(d)	60	54,848
Duke Energy Florida LLC, 3.80%, 07/15/28	1,365	1,298,882
Duke Energy Indiana LLC, 5.40%, 04/01/53	20	20,158
Duke Energy Ohio, Inc., 4.30%, 02/01/49	100	83,603
Entergy Corp., 0.90%, 09/15/25	285	255,959
Entergy Mississippi LLC, 5.00%, 09/01/33	180	176,525
Entergy Texas, Inc., 3.55%, 09/30/49	220	162,888
Evergy Kansas Central, Inc.
2.55%, 07/01/26	800	740,825
3.45%, 04/15/50	130	94,568
Evergy Metro, Inc., 3.65%, 08/15/25(d)	300	287,805
Evergy, Inc., 2.90%, 09/15/29	50	43,629
Eversource Energy, Series M, 3.30%, 01/15/28(d)	1,000	920,635
Florida Power & Light Co.
4.80%, 05/15/33	55	54,604
4.05%, 10/01/44	500	427,756
3.15%, 10/01/49	40	29,160
2.88%, 12/04/51	90	62,210
Georgia Power Co., 3.25%, 04/01/26	800	758,471
Indiana Michigan Power Co., 5.63%, 04/01/53	50	51,308
Interstate Power and Light Co., 2.30%, 06/01/30	20	16,614
Kentucky Utilities Co., 3.30%, 06/01/50	60	42,671
MidAmerican Energy Co.
3.10%, 05/01/27	800	747,239
3.15%, 04/15/50	60	41,990
2.70%, 08/01/52(d)	105	66,343
National Rural Utilities Cooperative Finance Corp., 3.70%, 03/15/29(d)	680	627,709
NextEra Energy Capital Holdings, Inc.
2.94%, 03/21/24(d)	470	461,105
3.55%, 05/01/27	245	230,787
2.25%, 06/01/30	200	166,344
5.00%, 07/15/32(d)	50	49,311
NSTAR Electric Co.
3.10%, 06/01/51	110	76,911
4.95%, 09/15/52	90	87,323
Oglethorpe Power Corp., 5.05%, 10/01/48	130	114,668

Security	Par (000)	Value

Electric Utilities (continued)
Oncor Electric Delivery Co. LLC
3.80%, 06/01/49	$320	$258,153
4.60%, 06/01/52	40	36,534
4.95%, 09/15/52	70	67,505
Pacific Gas and Electric Co.
2.10%, 08/01/27(d)	65	55,522
3.00%, 06/15/28	100	86,192
3.30%, 08/01/40(d)	90	60,634
4.95%, 07/01/50	270	212,061
3.50%, 08/01/50	340	216,276
PacifiCorp., 4.13%, 01/15/49	280	217,012
PECO Energy Co., 3.05%, 03/15/51	70	48,354
PG&E Corp., 5.25%, 07/01/30(d)	500	448,147
PPL Electric Utilities Corp., 5.25%, 05/15/53	130	132,482
Public Service Co. of Colorado
3.70%, 06/15/28	1,300	1,233,571
4.05%, 09/15/49	20	16,222
Public Service Electric and Gas Co.
2.25%, 09/15/26(d)	400	367,708
3.00%, 05/15/27(d)	500	467,340
3.70%, 05/01/28	800	761,032
3.10%, 03/15/32	85	74,285
2.05%, 08/01/50	105	61,792
San Diego Gas & Electric Co.
2.50%, 05/15/26	400	373,491
5.35%, 04/01/53	95	94,225
Sempra Energy
3.70%, 04/01/29	140	127,868
5.50%, 08/01/33	100	99,333
Southern California Edison Co.
3.65%, 02/01/50	100	74,416
Series C, 4.13%, 03/01/48(d)	370	300,120
Southern Co., 3.25%, 07/01/26	1,900	1,787,147
Tampa Electric Co., 3.45%, 03/15/51	35	25,026
Tucson Electric Power Co.
1.50%, 08/01/30	190	149,733
5.50%, 04/15/53	30	29,867
Union Electric Co.
4.00%, 04/01/48	230	188,536
5.45%, 03/15/53(d)	10	10,190
Virginia Electric and Power Co.
3.30%, 12/01/49	320	229,258
Series A, 3.80%, 04/01/28(d)	1,750	1,657,934
Vistra Operations Co. LLC, 5.00%, 07/31/27(a)	500	468,008
Wisconsin Electric Power Co.(d)
3.10%, 06/01/25	800	761,708
4.75%, 09/30/32	20	19,578
Wisconsin Power and Light Co., 3.05%, 10/15/27(d)	390	362,254
Wisconsin Public Service Corp., 3.30%, 09/01/49	85	61,067
Xcel Energy, Inc.(d)
4.00%, 06/15/28	900	856,395
3.50%, 12/01/49	50	36,248

		32,037,267

Electrical Equipment — 0.0%
Eaton Corp.
4.35%, 05/18/28	35	34,328
4.70%, 08/23/52	90	86,214

		120,542

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electronic Equipment, Instruments & Components — 0.2%
Amphenol Corp., 2.05%, 03/01/25	$125	$117,979
Keysight Technologies, Inc., 4.60%, 04/06/27(d)	1,225	1,205,388
Xerox Holdings Corp., 5.50%, 08/15/28(a)(d)	380	323,315

		1,646,682

Energy Equipment & Services — 0.0%
Enerflex Ltd., 9.00%, 10/15/27(a)(d)	5	4,865

Environmental, Maintenance & Security Service — 0.1%
GFL Environmental, Inc., 4.75%, 06/15/29(a)	200	182,722
Waste Connections, Inc.
2.60%, 02/01/30(d)	305	263,881
3.20%, 06/01/32	715	623,145

		1,069,748

Financial Services — 6.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.15%, 10/29/23	310	305,033
1.65%, 10/29/24	565	530,936
2.45%, 10/29/26	220	196,323
4.63%, 10/15/27	170	161,076
3.00%, 10/29/28	210	181,577
3.30%, 01/30/32	150	122,715
Air Lease Corp., 3.38%, 07/01/25	275	260,638
Banco Santander SA
2.75%, 05/28/25	1,600	1,502,073
(1-year CMT + 0.90%), 1.72%, 09/14/27(b)	400	347,284
Bank of America Corp.(b)
(1-day SOFR + 0.96%), 1.73%, 07/22/27	2,140	1,910,517
(1-day SOFR + 1.15%), 1.32%, 06/19/26	2,030	1,859,518
(1-day SOFR + 1.75%), 4.83%, 07/22/26	945	928,895
(1-day SOFR + 1.99%), 6.20%, 11/10/28	735	755,469
(1-day SOFR + 2.04%), 4.95%, 07/22/28	985	967,304
(3-mo. CME Term SOFR + 1.45%), 2.88%, 10/22/30	165	142,057
(3-mo. CME Term SOFR + 2.08%), 4.24%, 04/24/38	1,050	922,052
(3-mo. CME Term SOFR + 3.41%), 4.08%, 03/20/51	91	75,449
Series N, (1-day SOFR + 1.65%), 3.48%, 03/13/52	315	233,505
Bank of Nova Scotia, 1.05%, 03/02/26	900	801,400
Barclays PLC(b)
(1-year CMT + 1.70%), 3.81%, 03/10/42	233	165,572
(1-year CMT + 2.30%), 5.30%, 08/09/26	965	941,347
Citigroup, Inc.
4.75%, 05/18/46	50	42,779
(1-day SOFR + 0.69%), 0.78%, 10/30/24(b)	8,880	8,723,193
(1-day SOFR + 0.77%), 1.46%, 06/09/27(b)	3,035	2,695,326
(3-mo. CME Term SOFR + 1.16%), 3.35%, 04/24/25(b)	2,805	2,742,078
CME Group, Inc., 2.65%, 03/15/32	305	259,066
Goldman Sachs Group, Inc.
5.70%, 11/01/24(d)	650	648,910
3.75%, 05/22/25	500	482,580
3.50%, 11/16/26	365	342,189
3.85%, 01/26/27(d)	1,090	1,036,296
2.60%, 02/07/30	2,380	2,026,992
(3-mo. CME Term SOFR + 1.56%), 4.22%, 05/01/29(b)	550	519,470
(3-mo. CME Term SOFR + 1.69%), 4.41%, 04/23/39(b)	720	628,283

Security	Par (000)	Value

Financial Services (continued)
HSBC Holdings PLC(b)
(1-day SOFR + 1.43%), 3.00%, 03/10/26	$735	$696,825
(1-day SOFR + 1.51%), 4.18%, 12/09/25	1,420	1,378,394
(1-day SOFR + 2.53%), 4.76%, 03/29/33(d)	980	884,433
(1-day SOFR + 2.87%), 5.40%, 08/11/33(d)	1,690	1,652,254
(1-day SOFR + 2.98%), 6.55%, 06/20/34	430	428,331
(1-day SOFR + 4.25%), 8.11%, 11/03/33	720	799,280
Inter-American Development Bank, 4.50%, 05/15/26	1,730	1,724,854
Intercontinental Exchange, Inc., 3.00%, 06/15/50	495	342,877
JPMorgan Chase & Co.
3.30%, 04/01/26	266	253,412
(1-day SOFR + 0.61%), 1.56%, 12/10/25(b)	1,600	1,498,077
(1-day SOFR + 0.89%), 1.58%, 04/22/27(b)	816	732,942
(1-day SOFR + 1.85%), 2.08%, 04/22/26(b)	1,063	995,501
(1-day SOFR + 1.99%), 4.85%, 07/25/28(b)	1,150	1,134,594
(1-day SOFR + 2.08%), 4.91%, 07/25/33(b)(d)	375	366,440
(3-mo. CME Term SOFR + 1.42%), 3.22%, 03/01/25(b)	600	588,132
(3-mo. CME Term SOFR + 1.59%), 2.01%, 03/13/26(b)	2,120	1,991,126
Kimberly-Clark Corp., 2.88%, 02/07/50(d)	160	115,289
Mitsubishi UFJ Financial Group, Inc.(b)
(1-year CMT + 0.55%), 0.95%, 07/19/25	1,820	1,719,476
(1-year CMT + 0.95%), 2.31%, 07/20/32	425	338,199
(1-year CMT + 0.97%), 2.49%, 10/13/32	315	253,238
Morgan Stanley
3.88%, 01/27/26(d)	200	193,062
6.38%, 07/24/42(d)	460	512,922
4.30%, 01/27/45	580	507,385
(1-day SOFR + 0.86%), 1.51%, 07/20/27(b)	1,510	1,337,811
(3-mo. CME Term SOFR + 1.89%), 4.43%, 01/23/30(b)	415	394,846
Series I, (1-day SOFR + 0.75%), 0.86%, 10/21/25(b)	2,060	1,915,590
Nasdaq, Inc.
3.85%, 06/30/26	32	30,747
3.25%, 04/28/50(d)	68	45,972
Sumitomo Mitsui Financial Group, Inc.
2.35%, 01/15/25	1,325	1,256,275
1.47%, 07/08/25	1,049	963,365
5.77%, 01/13/33(d)	760	781,987

		59,291,538

Food Products — 0.2%
General Mills, Inc., 4.95%, 03/29/33	1,125	1,114,951
Hershey Co.
4.50%, 05/04/33(d)	550	546,181
2.65%, 06/01/50	105	70,714
Tyson Foods, Inc., 5.10%, 09/28/48	80	72,656

		1,804,502

Ground Transportation — 0.3%
Burlington Northern Santa Fe LLC(d)
3.00%, 04/01/25	800	769,961
3.05%, 02/15/51	990	701,316
Canadian National Railway Co., 4.40%, 08/05/52	240	219,937
CSX Corp., 2.60%, 11/01/26	800	739,841

		2,431,055

Health Care Equipment & Supplies — 0.3%
Abbott Laboratories, 4.90%, 11/30/46	1,310	1,322,614
Becton Dickinson & Co., 4.30%, 08/22/32	180	170,741
DH Europe Finance II SARL, 3.40%, 11/15/49(d)	375	293,025

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) June 30, 2023	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Equipment & Supplies (continued)
GE HealthCare Technologies, Inc.
5.65%, 11/15/27	$310	$313,798
6.38%, 11/22/52	730	812,159
Medtronic Global Holdings SCA, 4.25%, 03/30/28	60	58,561

		2,970,898

Health Care Providers & Services — 1.9%
Allina Health System, Series 2021, 2.90%, 11/15/51(d)	230	149,797
AmerisourceBergen Corp.
3.45%, 12/15/27	1,427	1,336,002
2.70%, 03/15/31	117	99,488
Banner Health, Series 2020, 3.18%, 01/01/50	119	85,290
Baylor Scott & White Holdings, Series 2021, 2.84%, 11/15/50	92	61,706
Beth Israel Lahey Health, Inc., Series L, 3.08%, 07/01/51	169	108,885
CHS/Community Health Systems, Inc.(a)(d)
8.00%, 03/15/26	150	146,115
6.88%, 04/15/29	100	62,452
CommonSpirit Health, 3.91%, 10/01/50	339	261,920
Elevance Health, Inc., 3.35%, 12/01/24	1,395	1,348,794
Fred Hutchinson Cancer Center, Series 2022, 4.97%, 01/01/52(d)	130	124,495
Hackensack Meridian Health, Inc., Series 2020, 2.88%, 09/01/50	58	38,925
HCA, Inc.
5.20%, 06/01/28	945	937,315
3.63%, 03/15/32(a)	751	651,874
5.50%, 06/01/33	2,050	2,046,518
5.13%, 06/15/39	485	449,926
3.50%, 07/15/51	175	121,073
4.63%, 03/15/52(a)(d)	745	612,201
Hoag Memorial Hospital Presbyterian, 3.80%, 07/15/52	73	58,982
Humana, Inc.
3.85%, 10/01/24	1,000	976,589
5.75%, 03/01/28	215	218,761
Inova Health System Foundation, 4.07%, 05/15/52	18	15,376
Kaiser Foundation Hospitals
Series 2021, 2.81%, 06/01/41(d)	57	41,871
Series 2021, 3.00%, 06/01/51	161	112,708
McKesson Corp.
0.90%, 12/03/25(d)	1,465	1,312,843
5.25%, 02/15/26	1,840	1,833,070
Medline Borrower LP, 5.25%, 10/01/29(a)(d)	400	347,080
Memorial Sloan-Kettering Cancer Center, Series 2020, 2.96%, 01/01/50	46	31,911
Methodist Hospital, Series 20A, 2.71%, 12/01/50	87	56,413
Providence St Joseph Health Obligated Group, Series 21A, 2.70%, 10/01/51	136	81,454
Sutter Health, Series 20A, 3.36%, 08/15/50	54	38,755
Tenet Healthcare Corp.
6.13%, 06/15/30(d)	200	197,140
6.75%, 05/15/31	475	476,157
6.88%, 11/15/31(d)	300	299,245
UMass Memorial Health Care Obligated Group,
5.36%, 07/01/52	42	41,378
UnitedHealth Group, Inc.
2.30%, 05/15/31	185	156,427
4.75%, 07/15/45	800	765,533

Security	Par (000)	Value

Health Care Providers & Services (continued)
UnitedHealth Group, Inc. (continued)
2.90%, 05/15/50(d)	$410	$285,764
3.25%, 05/15/51	5	3,729
5.88%, 02/15/53	570	633,115
5.05%, 04/15/53	520	516,852
3.13%, 05/15/60(d)	730	508,715
6.05%, 02/15/63	325	367,502
WakeMed, Series A, 3.29%, 10/01/52	81	56,803

		18,076,949

Hotels, Restaurants & Leisure — 0.6%
Burger King (Restaurant Brands International, Inc.)/New Red Finance, Inc., 4.38%, 01/15/28(a)	1,250	1,153,967
Caesars Entertainment, Inc.(a)(d)
8.13%, 07/01/27	200	204,694
7.00%, 02/15/30	400	401,696
Choice Hotels International, Inc., 3.70%, 12/01/29	280	241,542
GLP Capital LP/GLP Financing II, Inc., 5.38%, 04/15/26(d)	380	371,987
Hilton Domestic Operating Co., Inc., 4.88%, 01/15/30(d)	200	186,484
Marriott International, Inc., 5.00%, 10/15/27(d)	170	168,664
McDonald’s Corp.
3.70%, 01/30/26(d)	380	367,313
3.63%, 09/01/49	2,420	1,908,464
5.15%, 09/09/52	350	348,580
Six Flags Entertainment Corp., 7.25%, 05/15/31(a)(d)	194	188,946
Yum! Brands, Inc., 4.63%, 01/31/32(d)	300	271,002

		5,813,339

Household Durables — 0.2%
NVR, Inc., 3.00%, 05/15/30	2,645	2,290,936

Independent Power and Renewable Electricity Producers — 0.1%
Calpine Corp., 5.00%, 02/01/31(a)	200	165,415
NRG Energy, Inc., 3.63%, 02/15/31(a)(d)	300	234,193
Talen Energy Supply LLC, 8.63%, 06/01/30	140	144,900

		544,508

Industrial Conglomerates — 0.0%
Trane Technologies Luxembourg Finance SA, 4.50%, 03/21/49	95	83,769

Insurance — 1.3%
Aflac, Inc., 4.75%, 01/15/49	45	41,898
Aon Global Ltd., 3.88%, 12/15/25	3,400	3,276,945
Arthur J Gallagher & Co., 3.50%, 05/20/51	580	414,816
Athene Holding Ltd.
3.95%, 05/25/51	30	20,079
3.45%, 05/15/52(d)	55	33,814
Berkshire Hathaway Finance Corp.
4.20%, 08/15/48	125	112,557
2.85%, 10/15/50	95	66,108
3.85%, 03/15/52	325	268,666
Berkshire Hathaway, Inc., 3.13%, 03/15/26	355	341,961
Brown & Brown, Inc., 4.20%, 03/17/32	120	107,763
Enstar Group Ltd., 3.10%, 09/01/31	805	631,250
Fairfax Financial Holdings Ltd., 3.38%, 03/03/31	360	303,855
Marsh & McLennan Cos., Inc.
4.75%, 03/15/39	111	104,603
4.20%, 03/01/48	1,715	1,448,049
4.90%, 03/15/49	1,735	1,631,620
Principal Financial Group, Inc., 5.38%, 03/15/33(d)	470	465,605

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Progressive Corp.
4.13%, 04/15/47	$295	$254,467
3.70%, 03/15/52	35	27,375
RenaissanceRe Holdings Ltd., 5.75%, 06/05/33	1,700	1,664,961
Travelers Cos., Inc., 5.45%, 05/25/53	140	146,522
Willis North America, Inc.
2.95%, 09/15/29(d)	940	808,597
5.35%, 05/15/33	210	204,767

		12,376,278

Interactive Media & Services — 0.5%
Alphabet, Inc.(d)
2.00%, 08/15/26	800	740,462
2.25%, 08/15/60	335	203,778
Meta Platforms, Inc.
3.85%, 08/15/32	205	190,413
4.95%, 05/15/33	2,075	2,073,395
4.45%, 08/15/52	280	243,470
5.60%, 05/15/53	1,590	1,632,949

		5,084,467

Internet Software & Services — 0.1%
Booking Holdings, Inc., 4.63%, 04/13/30	315	306,924
VeriSign, Inc., 2.70%, 06/15/31	630	524,373

		831,297

IT Services — 1.2%
Fiserv, Inc.
5.45%, 03/02/28	790	793,857
5.60%, 03/02/33(d)	865	880,408
Gartner, Inc., 4.50%, 07/01/28(a)(d)	500	467,105
International Business Machines Corp.
4.00%, 07/27/25	2,350	2,296,943
4.40%, 07/27/32(d)	2,905	2,785,141
4.25%, 05/15/49	565	480,608
5.10%, 02/06/53	790	760,809
Kyndryl Holdings, Inc., 4.10%, 10/15/41	30	20,043
Verisk Analytics, Inc.(d)
4.00%, 06/15/25	1,400	1,358,638
4.13%, 03/15/29	1,056	1,008,026

		10,851,578

Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc., 2.30%, 03/12/31	1,115	912,461

Machinery — 0.4%
Deere & Co., 2.75%, 04/15/25	215	206,389
IDEX Corp., 2.63%, 06/15/31	3,039	2,540,621
John Deere Capital Corp., 3.40%, 06/06/25(d)	595	576,128
Otis Worldwide Corp.
3.11%, 02/15/40	70	54,053
3.36%, 02/15/50	70	51,382

		3,428,573

Media — 0.9%
CCO Holdings LLC/CCO Holdings Capital Corp.(a)(d)
6.38%, 09/01/29	545	513,476
7.38%, 03/01/31	475	462,855
Comcast Corp.
2.35%, 01/15/27	400	367,266
4.65%, 02/15/33(d)	1,570	1,558,563
DISH DBS Corp.(d)
7.75%, 07/01/26	425	260,510

Security	Par (000)	Value

Media (continued)
DISH DBS Corp.(d) (continued)
7.38%, 07/01/28	$411	$219,885
FactSet Research Systems, Inc.
2.90%, 03/01/27	1,575	1,444,903
3.45%, 03/01/32	483	410,855
Fox Corp., 4.03%, 01/25/24	340	336,594
Frontier Communications Holdings LLC(a)(d)
6.75%, 05/01/29	500	387,903
8.75%, 05/15/30	490	478,913
Interpublic Group of Cos., Inc., 3.38%, 03/01/41(d)	78	56,876
Thomson Reuters Corp., 3.35%, 05/15/26(d)	800	761,201
Time Warner Cable LLC, 4.50%, 09/15/42	500	373,996
Univision Communications, Inc., 7.38%, 06/30/30(a)(d)	600	571,270
Virgin Media Finance PLC, 5.00%, 07/15/30(a)(d)	200	159,219

		8,364,285

Metals & Mining — 0.6%
BHP Billiton Finance USA Ltd.
4.75%, 02/28/28	2,475	2,457,822
4.90%, 02/28/33(d)	565	562,807
FMG Resources August Pty. Ltd., 6.13%, 04/15/32(a)(d)	200	190,599
Nucor Corp., 3.13%, 04/01/32	195	168,686
Reliance Steel & Aluminum Co., 2.15%, 08/15/30	1,575	1,283,324
Rio Tinto Finance USA Ltd., 2.75%, 11/02/51(d)	230	156,632
Rio Tinto Finance USA PLC, 5.13%, 03/09/53	920	927,675
Southern Copper Corp., 3.88%, 04/23/25	152	147,337

		5,894,882

Multi-Utilities — 0.3%
American Water Capital Corp., 2.80%, 05/01/30(d)	270	236,004
AmeriGas Partners LP/AmeriGas Finance Corp., 9.38%, 06/01/28(a)(d)	150	152,343
Atmos Energy Corp.
3.00%, 06/15/27	400	373,365
1.50%, 01/15/31	30	23,571
5.75%, 10/15/52	105	111,130
CenterPoint Energy Resources Corp., 5.25%, 03/01/28	85	84,965
NiSource, Inc.
3.60%, 05/01/30	60	54,035
3.95%, 03/30/48	310	248,760
5.00%, 06/15/52	20	18,421
ONE Gas, Inc., 4.25%, 09/01/32(d)	290	274,063
Piedmont Natural Gas Co., Inc., 3.50%, 06/01/29	500	452,874
Puget Sound Energy, Inc., 5.45%, 06/01/53	100	100,614
Southern California Gas Co.
5.75%, 06/01/53	100	101,062
Series TT, 2.60%, 06/15/26(d)	800	745,575
Southwest Gas Corp.
3.70%, 04/01/28(d)	230	213,298
2.20%, 06/15/30	85	69,043
Washington Gas Light Co., 3.65%, 09/15/49	30	22,296

		3,281,419

Oil, Gas & Consumable Fuels — 2.2%
Canadian Natural Resources Ltd., 2.95%, 07/15/30(d)	551	473,108
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27	160	157,290

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) June 30, 2023	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Chevron Corp.
1.55%, 05/11/25	$550	$515,363
3.08%, 05/11/50	60	44,661
Civitas Resources, Inc.
8.38%, 07/01/28	275	278,107
8.75%, 07/01/31	250	253,450
CNOOC Finance 2015 USA LLC, Series 2015, 3.50%, 05/05/25	600	577,512
ConocoPhillips Co., 3.80%, 03/15/52	85	68,807
Continental Resources, Inc., 4.38%, 01/15/28	100	93,909
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31(a)	400	356,765
DCP Midstream Operating LP, 3.25%, 02/15/32	222	187,898
Diamondback Energy, Inc., 6.25%, 03/15/33(d)	125	129,308
Earthstone Energy Holdings LLC, 9.88%, 07/15/31(d)	240	237,228
Energy Transfer LP
5.75%, 02/15/33	400	402,618
5.00%, 05/15/50(d)	855	722,101
EQM Midstream Partners LP, 7.50%, 06/01/27(a)	300	302,871
EQT Corp., 7.00%, 02/01/30(d)	470	492,104
Equinor ASA
3.25%, 11/10/24	400	388,414
3.25%, 11/18/49	500	375,312
Exxon Mobil Corp.
2.99%, 03/19/25	2,170	2,090,562
3.45%, 04/15/51	625	485,621
Global Partners LP/GLP Finance Corp., 6.88%, 01/15/29	200	185,750
Hess Corp., 5.60%, 02/15/41	165	157,868
Kinder Morgan, Inc.
4.80%, 02/01/33(d)	487	459,307
5.55%, 06/01/45	375	345,477
Marathon Petroleum Corp.
4.50%, 04/01/48	93	73,326
5.00%, 09/15/54	182	150,083
MPLX LP
4.88%, 12/01/24	209	205,982
4.50%, 04/15/38	125	107,591
5.20%, 03/01/47	70	61,393
4.70%, 04/15/48	805	660,719
5.50%, 02/15/49	685	620,744
4.95%, 03/14/52	305	259,035
4.90%, 04/15/58(d)	340	273,978
New Fortress Energy, Inc., 6.50%, 09/30/26(a)(d)	200	178,939
ONEOK Partners LP
4.90%, 03/15/25	2,000	1,966,288
6.13%, 02/01/41	75	72,354
ONEOK, Inc.
2.75%, 09/01/24(d)	1,475	1,425,374
6.35%, 01/15/31(d)	1,140	1,174,134
6.10%, 11/15/32	590	600,239
7.15%, 01/15/51	80	83,604
Plains All American Pipeline LP/PAA Finance Corp., 4.90%, 02/15/45(d)	170	136,847
Shell International Finance BV
6.38%, 12/15/38	67	75,086
3.00%, 11/26/51(d)	178	125,388
Targa Resources Corp., 4.95%, 04/15/52	190	156,983

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.50%, 03/01/30(d)	$1,100	$1,058,607
TransCanada PipeLines Ltd., 3.75%, 10/16/23(d)	800	796,159
Transocean, Inc.(a)(d)
11.50%, 01/30/27	200	207,250
8.75%, 02/15/30	300	304,500
Venture Global Calcasieu Pass LLC, 6.25%, 01/15/30(a)	200	198,387
Venture Global LNG, Inc.(a)
8.13%, 06/01/28	85	86,329
8.38%, 06/01/31	80	80,653
Western Midstream Operating LP, 5.50%, 02/01/50	34	27,848

		20,949,231

Passenger Airlines — 0.1%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/29(a)	950	922,430
United Airlines, Inc., 4.63%, 04/15/29(a)	250	227,792
VistaJet Malta Finance PLC / Vista Management Holding, Inc., 9.50%, 06/01/28(d)	194	178,121

		1,328,343

Personal Care Products — 0.2%
Colgate-Palmolive Co., 3.25%, 08/15/32	90	82,654
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC, 4.75%, 01/15/29(a)(d)	347	319,934
Estee Lauder Cos., Inc., 5.15%, 05/15/53	95	96,751
Procter & Gamble Co., 1.20%, 10/29/30	645	520,048
Unilever Capital Corp., 2.00%, 07/28/26(d)	800	738,236

		1,757,623

Pharmaceuticals — 1.8%
AbbVie, Inc.
2.60%, 11/21/24	3,520	3,377,345
4.05%, 11/21/39	50	43,533
4.40%, 11/06/42	135	120,887
4.70%, 05/14/45	145	132,477
4.25%, 11/21/49	410	353,883
AstraZeneca PLC
3.13%, 06/12/27	990	929,094
4.38%, 11/16/45	200	185,827
Bausch Health Cos., Inc.(a)
11.00%, 09/30/28	100	71,030
14.00%, 10/15/30	100	59,500
Bristol-Myers Squibb Co.
2.55%, 11/13/50	1,070	695,699
3.90%, 03/15/62	55	44,178
Cigna Corp., 3.75%, 07/15/23(d)	444	443,600
CVS Health Corp.
3.00%, 08/15/26	75	70,307
4.78%, 03/25/38	265	244,561
5.13%, 07/20/45	85	78,636
4.25%, 04/01/50	315	260,924
Eli Lilly & Co.
2.75%, 06/01/25(d)	378	362,356
4.88%, 02/27/53(d)	465	477,604
4.95%, 02/27/63	160	163,283
Johnson & Johnson
3.63%, 03/03/37	195	175,474
3.70%, 03/01/46	529	465,740
Merck & Co., Inc.
0.75%, 02/24/26(d)	5,085	4,594,873

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Merck & Co., Inc. (continued)
4.00%, 03/07/49	$330	$291,829
5.00%, 05/17/53	710	719,258
Novartis Capital Corp., 2.75%, 08/14/50(d)	271	197,274
Pfizer Investment Enterprises Pte. Ltd.
5.30%, 05/19/53(d)	145	150,754
5.34%, 05/19/63	80	80,956
Pfizer, Inc., 7.20%, 03/15/39	80	99,599
Viatris, Inc.
1.65%, 06/22/25	180	165,605
4.00%, 06/22/50(d)	150	99,201
Zoetis, Inc.
3.00%, 09/12/27	1,800	1,676,779
3.90%, 08/20/28	5	4,797
3.00%, 05/15/50	100	69,742

		16,906,605

Real Estate — 0.1%
VICI Properties LP, 5.63%, 05/15/52	662	589,710

Real Estate Management & Development — 0.1%
CBRE Services, Inc., 4.88%, 03/01/26	670	650,764

Retail REITs — 0.1%
Realty Income Corp.
4.85%, 03/15/30	95	91,836
5.63%, 10/13/32(d)	170	171,804
4.90%, 07/15/33	635	606,944

		870,584

Semiconductors & Semiconductor Equipment — 1.1%
Analog Devices, Inc.
2.95%, 04/01/25	225	216,226
1.70%, 10/01/28	385	330,825
2.80%, 10/01/41	240	178,231
2.95%, 10/01/51	180	127,141
Broadcom, Inc.
3.15%, 11/15/25	198	188,098
4.00%, 04/15/29(a)(d)	1,860	1,717,903
3.14%, 11/15/35(a)	475	364,346
3.50%, 02/15/41(a)	1,110	830,310
3.75%, 02/15/51(a)	1,365	1,003,799
Flex Ltd.
3.75%, 02/01/26	5	4,760
4.88%, 06/15/29	745	704,852
Honeywell International, Inc., 4.50%, 01/15/34	1,300	1,271,449
Intel Corp., 3.40%, 03/25/25	865	838,248
Jabil, Inc., 1.70%, 04/15/26	1,055	943,947
Massachusetts Institute of Technology, 3.07%, 04/01/52	264	199,783
Micron Technology, Inc., 6.75%, 11/01/29	180	187,108
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, 05/01/25	190	180,223
Texas Instruments, Inc.
1.75%, 05/04/30	482	404,771
2.70%, 09/15/51	870	603,071

		10,295,091

Software — 0.6%
Activision Blizzard, Inc., 2.50%, 09/15/50	125	80,415
Cloud Software Group, Inc., 6.50%, 03/31/29(a)	100	89,038
Electronic Arts, Inc., 2.95%, 02/15/51(d)	250	169,119

Security	Par (000)	Value

Software (continued)
Intuit, Inc., 1.65%, 07/15/30	$71	$57,594
Microsoft Corp.
2.53%, 06/01/50	325	224,817
3.04%, 03/17/62	365	266,156
Oracle Corp.
2.50%, 04/01/25	370	351,181
2.95%, 05/15/25	800	763,037
4.50%, 05/06/28(d)	350	340,533
4.65%, 05/06/30	235	227,056
2.88%, 03/25/31	615	525,033
4.90%, 02/06/33	715	694,054
3.65%, 03/25/41	940	724,203
3.95%, 03/25/51	300	226,837
5.55%, 02/06/53	450	435,754
3.85%, 04/01/60	420	296,013
Roper Technologies, Inc., 3.65%, 09/15/23(d)	310	308,635
ServiceNow, Inc., 1.40%, 09/01/30	72	57,007

		5,836,482

Specialized REITs — 0.0%
Iron Mountain, Inc., 7.00%, 02/15/29(d)	300	300,505
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 02/15/28(a)	100	99,206

		399,711

Specialty Retail — 0.0%
AutoZone, Inc., 4.50%, 02/01/28	180	175,375

Technology Hardware, Storage & Peripherals — 0.6%
Adobe, Inc., 2.15%, 02/01/27	2,090	1,919,791
Apple, Inc.
3.00%, 06/20/27	925	875,901
1.40%, 08/05/28	850	733,672
2.70%, 08/05/51(d)	890	619,927
3.95%, 08/08/52(d)	45	39,661
2.55%, 08/20/60(d)	95	62,686
2.85%, 08/05/61	450	306,249
4.10%, 08/08/62	270	236,344
Hewlett Packard Enterprise Co.
5.90%, 10/01/24	440	440,127
6.10%, 04/01/26	200	200,516

		5,434,874

Textiles, Apparel & Luxury Goods — 0.1%
Tapestry, Inc., 3.05%, 03/15/32	980	782,582

Tobacco — 1.4%
Altria Group, Inc.
4.80%, 02/14/29(d)	2,415	2,348,717
2.45%, 02/04/32	1,550	1,208,773
5.80%, 02/14/39(d)	1,127	1,103,136
4.45%, 05/06/50	215	158,079
3.70%, 02/04/51	430	287,948
4.00%, 02/04/61	365	251,601
BAT Capital Corp.
7.75%, 10/19/32	25	27,513
4.39%, 08/15/37	420	335,961
3.73%, 09/25/40	125	88,935
Philip Morris International, Inc.
0.88%, 05/01/26	2,670	2,381,488
2.10%, 05/01/30	670	554,385
5.75%, 11/17/32	710	727,093

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) June 30, 2023	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tobacco (continued)
Philip Morris International, Inc. (continued)
5.38%, 02/15/33	$290	$289,361
6.38%, 05/16/38	2,010	2,194,812
4.25%, 11/10/44	1,530	1,272,853

		13,230,655

Transportation Infrastructure(d) — 0.0%
Ryder System, Inc., 5.65%, 03/01/28	140	140,059
United Parcel Service, Inc., 5.30%, 04/01/50	280	294,133

		434,192

Water Utilities — 0.1%
Essential Utilities, Inc.
3.57%, 05/01/29	630	572,971
2.70%, 04/15/30	380	321,704

		894,675

Wireless Telecommunication Services — 0.8%
GLP Capital LP/GLP Financing II, Inc.
5.75%, 06/01/28	1,145	1,120,229
5.30%, 01/15/29	895	852,177
4.00%, 01/15/31	710	613,838
Rogers Communications, Inc.(a)
3.20%, 03/15/27	520	483,442
3.80%, 03/15/32	660	576,920
4.50%, 03/15/42	650	539,566
4.55%, 03/15/52	250	201,056
T-Mobile U.S., Inc.
3.50%, 04/15/25	25	24,036
4.50%, 04/15/50	335	287,445
3.30%, 02/15/51	245	171,865
5.65%, 01/15/53	450	456,930
3.60%, 11/15/60	970	680,783
5.80%, 09/15/62	985	1,000,808
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 02/15/29(a)(d)	200	141,536

		7,150,631

Total Corporate Bonds — 37.4% (Cost: $380,679,064)		351,692,984

Foreign Agency Obligations

Indonesia — 0.1%
Indonesia Government International Bond
4.75%, 07/18/47(a)(d)	500	471,225
3.35%, 03/12/71	200	137,166

		608,391

Israel — 0.0%
State of Israel, 3.38%, 01/15/50	390	292,227

Mexico — 0.2%
Mexico Government International Bond
4.15%, 03/28/27(d)	1,145	1,121,207
6.05%, 01/11/40	100	101,450
4.50%, 01/31/50(d)	340	277,481
3.77%, 05/24/61(d)	735	500,976

		2,001,114

Security	Par (000)	Value

Panama — 0.0%
Panama Government International Bond, 3.87%, 07/23/60	$420	$276,667

Peru — 0.1%
Peruvian Government International Bond, 3.55%, 03/10/51(d)	455	338,456

Philippines — 0.0%
Philippines Government International Bond
2.65%, 12/10/45	200	134,144
3.20%, 07/06/46	200	147,444

		281,588

Uruguay — 0.1%
Uruguay Government International Bond(d)
5.10%, 06/18/50	1,000	998,090
4.98%, 04/20/55	50	48,703

		1,046,793

Total Foreign Agency Obligations — 0.5% (Cost: $5,712,300)		4,845,236

Municipal Bonds

California — 0.2%
Bay Area Toll Authority, RB, BAB
Series F-2, 6.26%, 04/01/49	100	118,396
Series S-1, 6.92%, 04/01/40	50	58,823
Bay Area Toll Authority, Refunding RB, Series F-3, 3.13%, 04/01/55	540	384,951
California State University, Refunding RB, Series B, 2.98%, 11/01/51	595	426,222
Regents of the University of California Medical Center Pooled Revenue, RB
Series N, 3.01%, 05/15/50	120	84,254
Series N, 3.71%, 05/15/2120	85	56,780
State of California, GO, BAB, 7.60%, 11/01/40(d)	300	383,194
State of California, Refunding GO, 3.50%, 04/01/28	500	477,067
University of California, RB, Series AD, 4.86%, 05/15/2112(d)	115	102,963
University of California, Refunding RB, Series J, 4.13%, 05/15/45	150	135,215

		2,227,865

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority, Refunding RB, Series D, Subordinate Lien, 3.21%, 10/01/48	200	150,080

Florida — 0.0%
State Board of Administration Finance Corp., RB, Series A, 2.15%, 07/01/30	119	99,316

Illinois — 0.1%
Chicago O’Hare International Airport, ARB, Series C, Senior Lien, 4.47%, 01/01/49(d)	110	102,563
Sales Tax Securitization Corp., Refunding RB, Series B, 2nd Lien, 3.24%, 01/01/42	140	111,102
State of Illinois, GO, 5.10%, 06/01/33	255	250,002

		463,667

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana — 0.0%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Class A-4, 4.48%, 08/01/39	$65	$61,284

Maryland — 0.0%
Maryland Health & Higher Educational Facilities
Authority, Refunding RB
Series D, 3.05%, 07/01/40	115	86,459
Series D, 3.20%, 07/01/50	80	56,290

		142,749

Massachusetts — 0.0%
Commonwealth of Massachusetts, GO, Series H, 2.90%, 09/01/49	295	211,373

Michigan — 0.1%
University of Michigan, RB
Series A, 3.50%, 04/01/52(d)	38	30,611
Series A, 4.45%, 04/01/2122	69	60,182
Series B, 3.50%, 04/01/52	67	53,882
University of Michigan, Refunding RB, Series C, 3.60%, 04/01/47	238	206,429

		351,104

New Jersey — 0.0%
New Jersey Turnpike Authority, RB, BAB, Series A, 7.10%, 01/01/41	150	182,925

New York — 0.2%
Metropolitan Transportation Authority, RB, BAB, 6.81%, 11/15/40	355	383,977
New York City Municipal Water Finance Authority, Refunding RB, 5.88%, 06/15/44	250	280,904
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, BAB, 5.51%, 08/01/37	110	114,202
New York State Dormitory Authority, Refunding RB, Series B, 3.14%, 07/01/43	255	205,370
Port Authority of New York & New Jersey, ARB 192nd Series, 4.81%, 10/15/65	50	48,377
210th Series, 4.03%, 09/01/48(d)	500	436,905
Port Authority of New York & New Jersey, RB, 191th Series, 4.82%, 06/01/45	200	190,089

		1,659,824

Oklahoma — 0.0%
Oklahoma Development Finance Authority, RB, Series A2, 4.62%, 06/01/44	110	105,144

Pennsylvania — 0.0%
Pennsylvania State University, Refunding RB, Series D, 2.84%, 09/01/50	80	56,795

Texas — 0.1%
Board of Regents of the University of Texas System, Refunding RB, Series B, 2.44%, 08/15/49	105	69,566
Dallas Area Rapid Transit, Refunding RB, Series A, Senior Lien, 2.61%, 12/01/48	100	71,260
Dallas Fort Worth International Airport, Refunding RB, 2.84%, 11/01/46	260	190,472

Security	Par (000)	Value

Texas (continued)
Grand Parkway Transportation Corp., Refunding RB, Subordinate, 3.24%, 10/01/52	$100	$73,195
Texas Transportation Commission State Highway Fund, Refunding RB, 4.00%, 10/01/33	690	654,401

		1,058,894

Virginia — 0.0%

University of Virginia, Refunding RB, Series U, 2.58%, 11/01/51	60	39,636

Total Municipal Bonds — 0.7% (Cost: $8,439,059)		6,810,656

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 3.8%
American Home Mortgage Investment Trust, Series 2004-3, Class 4A, (6-mo. LIBOR US + 1.50%), 3.84%, 10/25/34(b)	6	5,499
Citigroup Mortgage Loan Trust, Series 2013-A, Class A, 3.00%, 05/25/42(a)(b)	5	4,352
Connecticut Avenue Securities Trust(a)(b)
Series 2019-R01, Class 2M2, (1-mo. LIBOR US + 2.45%), 7.60%, 07/25/31	567	569,776
Series 2019-R02, Class 1M2, (1-mo. LIBOR US + 2.30%), 7.45%, 08/25/31	277	277,153
Series 2019-R03, Class 1M2, (1-mo. LIBOR US + 2.15%), 7.30%, 09/25/31	333	333,052
Series 2019-R07, Class 1M2, (1-mo. LIBOR US + 2.10%), 7.25%, 10/25/39	181	181,241
Series 2019-R07, Class 1M2, (1-mo. LIBOR US + 2.40%), 7.55%, 04/25/31	514	516,027
Series 2021-R01, Class 1M1, (30-day Avg SOFR + 0.75%), 5.82%, 10/25/41	1,047	1,042,622
Series 2021-R01, Class 1M2, (30-day Avg SOFR + 1.55%), 6.62%, 10/25/41	3,040	2,979,319
Series 2022-R01, Class 1M1, (30-day Avg SOFR + 1.00%), 6.07%, 12/25/41	4,382	4,334,485
Series 2022-R02, Class 2M1, (30-day Avg SOFR + 1.20%), 6.27%, 01/25/42	3,862	3,841,705
Series 2023-R02, Class 1M2, (30-day Avg SOFR + 3.35%), 8.42%, 01/25/43	420	426,822
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-6, Class 3A1, 5.00%, 09/25/19	5	2,797
Fannie Mae Connecticut Avenue Securities(b)
Series 2017-C05, Class 1EB3, (1-mo. LIBOR US + 1.20%), 6.35%, 01/25/30	1,077	1,074,978
Series 2018-C01, Class 1ED2, (1-mo. LIBOR US + 0.85%), 6.00%, 07/25/30	274	272,676
Series 2018-C01, Class 1M2C, (1-mo. LIBOR US + 2.25%), 7.40%, 07/25/30	2,150	2,158,062
Freddie Mac STACR REMIC Trust(a)(b)
Series 2020-DNA1, Class M2, (1-mo. LIBOR US + 1.70%), 6.85%, 01/25/50	2,782	2,781,995
Series 2021-DNA3, Class M1, (30-day Avg SOFR + 0.75%), 5.82%, 10/25/33	209	207,721
Series 2021-DNA3, Class M2, (30-day Avg SOFR + 2.10%), 7.17%, 10/25/33	670	657,196

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) June 30, 2023	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Freddie Mac STACR REMIC Trust(a)(b) (continued)
Series 2021-DNA6, Class M1, (30-day Avg SOFR + 0.80%), 5.87%, 10/25/41	$3,141	$3,125,321
Series 2021-HQA2, Class M1, (30-day Avg SOFR + 0.70%), 5.77%, 12/25/33	774	769,804
Series 2022-HQA1, Class M1A, (30-day Avg SOFR + 2.10%), 7.17%, 03/25/42	1,044	1,046,448
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
Series 2017-DNA1, Class M2, (1-mo. LIBOR US + 3.25%), 8.40%, 07/25/29	4,388	4,508,966
Series 2017-HQA2, Class M2, (1-mo. LIBOR US + 2.65%), 7.80%, 12/25/29	624	637,700
Series 2020-HQA5, Class M2, (30-day Avg SOFR + 2.60%), 7.67%, 11/25/50(a)	3,969	4,029,014

		35,784,731

Commercial Mortgage-Backed Securities — 3.0%
Bank
Series 2018-BN14, Class A3, 3.97%, 09/15/60	2,800	2,606,007
Series 2021-BN35, Class A5, 2.29%, 06/15/64	920	738,640
Series 2021-BN36, Class A5, 2.47%, 09/15/64	920	747,751
BBCMS Mortgage Trust, 5.45%, 04/15/56	380	384,384
Benchmark Mortgage Trust, Series 2019-B10, Class A4, 3.72%, 03/15/62	2,390	2,160,618
Citigroup Commercial Mortgage Trust
Series 2016-C1, Class A4, 3.21%, 05/10/49	1,290	1,195,212
Series 2016-GC36, Class A5, 3.62%, 02/10/49	550	513,211
Series 2017-P8, Class AS, 3.79%, 09/15/50(b)	2,090	1,846,454
Commercial Mortgage Trust
Series 2013-CR11, Class B, 5.29%, 08/10/50(b)	380	377,145
Series 2014-CR17, Class A5, 3.98%, 05/10/47	670	654,818
Series 2017-COR2, Class A3, 3.51%, 09/10/50	1,290	1,173,211
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class A, 3.67%, 09/10/35(a)(b)	150	133,495
GS Mortgage Securities Trust
Series 2013-GC13, Class A5, 4.09%, 07/10/46(b)	84	82,598
Series 2014-GC20, Class A5, 4.00%, 04/10/47	730	719,293
Series 2015-GC30, Class B, 4.16%, 05/10/50(b)	300	269,267
Series 2015-GS1, Class A3, 3.73%, 11/10/48	2,030	1,909,537
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class B, 5.67%, 05/12/45(b)(c)	210	10,823
JPMBB Commercial Mortgage Securities Trust
Series 2013-C17, Class A3, 3.93%, 01/15/47	338	336,373
Series 2014-C25, Class AS, 4.07%, 11/15/47	2,180	2,076,593
Series 2015-C31, Class A3, 3.80%, 08/15/48	1,085	1,022,085
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A5, 3.69%, 03/15/50	1,160	1,069,267
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class A4, 4.04%, 11/15/46	460	455,537
Morgan Stanley Capital I Trust
Series 2015-MS1, Class A4, 3.78%, 05/15/48(b)	550	521,603
Series 2019-L3, Class AS, 3.49%, 11/15/52	970	829,402
Series 2020-L4, Class A3, 2.70%, 02/15/53	3,070	2,574,805
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18, Class AS, 3.81%, 12/15/47	510	478,661
Series 2015-C26, Class AS, 3.58%, 02/15/48	1,380	1,301,460

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
WFRBS Commercial Mortgage Trust
Series 2013-C18, Class A5, 4.16%, 12/15/46(b)	$620	$610,834
Series 2014-C23, Class A4, 3.65%, 10/15/57	259	250,404
Series 2014-C23, Class AS, 4.21%, 10/15/57(b)	1,140	1,089,248

		28,138,736

Total Non-Agency Mortgage-Backed Securities — 6.8% (Cost: $67,357,438)		63,923,467

U.S. Government Sponsored Agency Securities

Agency Obligations — 0.1%
Fannie Mae Mortgage-Backed Securities, 5.00%, 04/01/53	294	289,248
Freddie Mac Mortgage-Backed Securities
5.00%, 04/01/53	390	382,726
5.50%, 06/01/53	250	249,853

		921,827

Collateralized Mortgage Obligations(a)(b) — 0.3%
Freddie Mac STACR REMIC Trust
Series 2019-HQA4, Class M2, (1-mo. LIBOR US + 2.05%), 7.20%, 11/25/49	73	72,826
Series 2020-HQA1, Class M2, (1-mo. LIBOR US + 1.90%), 7.05%, 01/25/50	1,055	1,054,403
Freddie Mac STACR Trust
Series 2019-DNA4, Class M2, (1-mo. LIBOR US + 1.95%), 7.10%, 10/25/49	381	381,533
Series 2019-FTR2, Class M1, (1-mo. LIBOR US + 0.95%), 6.10%, 11/25/48	1,009	1,001,040

		2,509,802

Commercial Mortgage-Backed Securities — 1.2%
Fannie Mae(b)
Series 2014-M3, Class A2, 3.50%, 01/25/24	252	248,784
Series 2016-M13, Class A2, 2.59%, 09/25/26	615	573,982
Series 2018-M1, Class A2, 3.09%, 12/25/27	1,117	1,045,905
Series 2018-M7, Class A2, 3.13%, 03/25/28	1,458	1,366,410
Series 2018-M8, Class A2, 3.41%, 06/25/28	3,403	3,214,964
Freddie Mac Multifamily Structured Pass Through Certificates
Series K055, Class A2, 2.67%, 03/25/26	1,590	1,497,600
Series K060, Class A2, 3.30%, 10/25/26	1,190	1,133,701
Series K061, Class A2, 3.35%, 11/25/26(b)	1,590	1,511,634
Series K072, Class A2, 3.44%, 12/25/27	1,190	1,132,582

		11,725,562

Mortgage-Backed Securities — 30.8%
Fannie Mae Mortgage-Backed Securities
3.00%, 02/01/47	65	58,696
4.00%, 02/01/47 - 02/01/57	1,180	1,113,478
3.50%, 11/01/51	3,410	3,150,072
(11th District Cost of Funds + 1.25%), 3.76%, 09/01/34(b)	66	63,451
(12-mo. LIBOR US + 1.40%), 4.15%, 04/01/35(b)	25	24,047
(12-mo. LIBOR US + 1.53%), 5.20%, 05/01/43(b)	14	13,643
(12-mo. LIBOR US + 1.54%), 5.41%, 06/01/43(b)	25	25,101
(12-mo. LIBOR US + 1.71%), 5.08%, 04/01/40(b)	3	2,711
(12-mo. LIBOR US + 1.75%), 4.69%, 08/01/41(b)	22	21,504
(12-mo. LIBOR US + 1.78%), 4.07%, 01/01/42(b)	7	6,552
(12-mo. LIBOR US + 1.81%), 4.24%, 02/01/42(b)	1	935

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Mortgage-Backed Securities (continued)
Fannie Mae Mortgage-Backed Securities (continued)
(12-mo. LIBOR US + 1.82%), 4.07%, 09/01/41(b)	$17		$17,696
(6-mo. LIBOR US + 1.04%), 4.16%, 05/01/33(b)	3		2,619
(6-mo. LIBOR US + 1.36%), 3.90%, 10/01/32(b)	9		9,229
Freddie Mac Mortgage-Backed Securities
5.00%, 07/01/23 - 03/01/48	323		325,167
4.50%, 05/01/24 - 01/01/49	1,010		995,117
4.00%, 10/01/24 - 01/01/49	3,841		3,674,695
3.50%, 04/01/26 - 04/01/49	5,933		5,525,988
2.50%, 02/01/27	294		281,335
3.00%, 05/01/27 - 10/01/47	4,977		4,511,670
6.00%, 11/01/28 - 04/01/38	202		207,742
6.50%, 06/01/29 - 08/01/36	208		219,691
7.50%, 12/01/30	—	(f)	327
5.50%, 05/01/33 - 08/01/38	490		496,868
(11th District Cost of Funds + 1.25%), 3.76%, 11/01/27(b)	29		28,567
(12-mo. LIBOR US + 1.50%), 5.25%, 06/01/43(b)	1		723
(12-mo. LIBOR US + 1.60%), 2.39%, 08/01/43(b)	5		4,885
(12-mo. LIBOR US + 1.65%), 6.59%, 05/01/43(b)	26		26,303
(12-mo. LIBOR US + 1.70%), 3.97%, 08/01/41(b)	17		16,892
(12-mo. LIBOR US + 1.75%), 4.82%, 04/01/38(b)	29		28,421
(12-mo. LIBOR US + 1.75%), 4.19%, 02/01/40(b)	19		18,887
(12-mo. LIBOR US + 1.79%), 4.04%, 09/01/32(b)	1		1,403
(12-mo. LIBOR US + 1.89%), 4.44%, 07/01/41(b)	8		8,085
(12-mo. LIBOR US + 1.90%), 4.15%, 01/01/42(b)	—	(f)	458
(1-year CMT + 2.34%), 4.84%, 04/01/32(b)	20		19,190
Ginnie Mae Mortgage-Backed Securities
6.50%, 06/15/28 - 07/15/38	46		47,913
7.50%, 08/20/30	2		1,920
6.00%, 01/15/32 - 10/20/38	112		116,469
5.00%, 11/20/33 - 07/20/53(g)	1,736		1,728,437
5.50%, 05/20/36 - 07/20/53(g)	1,884		1,887,171
4.50%, 03/15/39 - 07/20/53(g)	3,973		3,863,471
4.00%, 09/15/40 - 07/20/53(g)	5,151		4,944,018
3.50%, 01/15/41 - 07/20/53(g)	7,669		7,154,348
3.00%, 01/20/43 - 07/20/53(g)	10,871		9,827,234
2.50%, 12/20/46 - 08/20/52	16,672		14,391,415
2.00%, 08/20/50 - 03/20/52(h)	15,237		12,813,335
Uniform Mortgage-Backed Securities
5.00%, 01/01/24 - 07/13/53(g)	40,338		39,565,070
4.00%, 06/01/24 - 03/01/51	10,203		9,695,099
4.50%, 11/01/24 - 07/13/53(g)	8,000		7,765,225
3.00%, 12/01/26 - 07/13/53(g)	23,845		21,443,891
2.50%, 09/01/28 - 07/13/53(g)	48,787		42,089,398
7.50%, 09/01/29	2		1,609
6.50%, 12/01/30 - 01/01/36	347		357,137
3.50%, 11/01/31 - 06/01/49	14,022		13,093,193
6.00%, 11/01/31 - 09/01/38	456		468,878
7.00%, 01/01/32 - 06/01/32	13		13,555
5.50%, 10/01/32 - 08/14/53(g)	6,544		6,563,310

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities (continued)
2.00%, 12/01/35 - 07/13/53(g)	$71,586	$59,754,851
1.50%, 03/01/36 - 11/01/51	12,861	10,485,910

		288,975,005

Total U.S. Government Sponsored Agency Securities — 32.4% (Cost: $338,295,550)		304,132,196

U.S. Treasury Obligations
U.S. Treasury Bonds, 3.38%, 11/15/48	11,000	9,940,820
U.S. Treasury Inflation-Indexed Notes, 1.25%, 04/15/28	15,071	14,580,955

Total U.S. Treasury Obligations — 2.6% (Cost: $25,094,882)		24,521,775

Total Long-Term Investments — 91.4% (Cost: $931,456,030)		858,693,209

	Shares

Short-Term Securities

Money Market Funds — 6.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.31%(i)(j)(k)	63,297,723	63,310,383
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.09%(i)(j)	100,000	100,000

		63,410,383

	Par (000)

U.S. Treasury Obligations — 11.9%
U.S. Treasury Bills
5.16%, 09/05/23(d)(l)	$11,200	11,097,906
5.17%, 09/12/23(l)	13,300	13,165,241
5.44%, 10/03/23(l)	9,000	8,881,148
5.27%, 10/19/23	13,220	13,013,718
5.40%, 10/26/23	47,500	46,710,972
5.11%, 11/09/23(l)	10,000	9,814,144
5.43%, 12/28/23(l)	9,600	9,351,453

		112,034,582

Total Short-Term Securities — 18.6% (Cost: $175,489,815)		175,444,965

Total Investments Before TBA Sale Commitments — 110.0% (Cost: $1,106,945,845)		1,034,138,174

TBA Sale Commitments(g)

Mortgage-Backed Securities — (0.4)%
Uniform Mortgage-Backed Securities 3.50%, 07/13/53	(782)	(712,385)

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) June 30, 2023	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities (continued)
4.00%, 07/13/53	$(800)	$(750,719)
5.00%, 07/13/53	(2,500)	(2,449,609)

Total TBA Sale Commitments — (0.4)% (Proceeds: $(3,924,140))		(3,912,713)

Total Investments, Net of TBA Sale Commitments — 109.6% (Cost: $1,103,021,705)		1,030,225,461

Liabilities in Excess of Other Assets — (9.6)%		(90,508,279)

Net Assets — 100.0%		$ 939,717,182

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	All or a portion of this security is on loan.
(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)	Rounds to less than 1,000.
(g)	Represents or includes a TBA transaction.
(h)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(i)	Affiliate of the Master Portfolio.
(j)	Annualized 7-day yield as of period end.
(k)	All or a portion of this security was purchased with the cash collateral from loaned securities.
(l)	Rates are discount rates or a range of discount rates as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$182,997,233	$—	$(119,701,739	)(a)	$39,214	$(24,325)	$63,310,383	63,297,723	$480,288	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	100,000	—	—		—	—	100,000	100,000	2,310		—

					$39,214	$(24,325)	$63,410,383		$482,598		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
10-Year Australian Treasury Bonds	126	09/15/23	$9,751	$(56,418)
10-Year U.S. Treasury Note	740	09/20/23	83,111	(1,352,199)
10-Year U.S. Ultra Long Treasury Note	96	09/20/23	11,379	(112,660)
U.S. Long Bond	435	09/20/23	55,299	(93,179)
Ultra U.S. Treasury Bond	79	09/20/23	10,761	56,770
2-Year U.S. Treasury Note	33	09/29/23	6,712	(78,942)
5-Year U.S. Treasury Note	1,198	09/29/23	128,354	(2,003,101)

				(3,639,729)

Short Contracts
Euro BTP	46	09/07/23	5,828	4,088
Euro OAT	78	09/07/23	10,929	91,844

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Advantage CoreAlpha Bond Master Portfolio

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts (continued)
10-Year Canadian Bond	150	09/20/23	$13,874	$198,543
Long Gilt	76	09/27/23	9,198	9,054

				303,529

				$(3,336,200)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	116,623	AUD	170,000	BNP Paribas SA	09/20/23	$3,133
USD	76,903	EUR	70,000	Nomura International PLC	09/20/23	226
USD	114,488	GBP	90,000	Bank of America N.A.	09/20/23	163
USD	140,197	GBP	110,000	Barclays Bank PLC	09/20/23	468
USD	317,816	HKD	2,480,000	Royal Bank of Canada	09/20/23	775
USD	48,871	NOK	520,000	Deutsche Bank AG	09/20/23	296

						5,061

USD	87,523	EUR	80,000	Natwest Markets PLC	09/20/23	(107)

						$4,954

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Master Portfolio	Payment Frequency	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.40.V1	5.00%	Quarterly	06/20/28	USD 20,316	$(604,113)	$19,788	$(623,901)
CDX.NA.IG.40.V1	1.00	Quarterly	06/20/28	USD 103,400	(1,584,278)	(632,510)	(951,768)

					$(2,188,391)	$(612,722)	$(1,575,669)

Centrally Cleared Inflation Swaps

								Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Paid by the Master Portfolio		Received by the Master Portfolio		Termination Date	Notional Amount (000)		Value

Reference	Frequency	Rate	Frequency

US CPI for All Urban Consumers NSA	Monthly	2.53%	Monthly	04/13/33	USD	910	$(1,767)	$19	$(1,786)
US CPI for All Urban Consumers NSA	Monthly	2.50%	Monthly	04/14/33	USD	1,730	(7,584)	36	(7,620)
Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	2.38%	Monthly	05/15/33	EUR	2,310	(22,412)	52	(22,464)
UK RPI All Items NSA	Monthly	3.79%	Monthly	05/15/33	GBP	1,600	(50,567)	41	(50,608)
US CPI for All Urban Consumers NSA	Monthly	2.49%	Monthly	05/18/33	USD	1,290	(6,880)	27	(6,907)
US CPI for All Urban Consumers NSA	Monthly	2.50%	Monthly	06/02/33	USD	8,770	(46,770)	183	(46,953)

							$(135,980)	$358	$(136,338)

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) June 30, 2023	Advantage CoreAlpha Bond Master Portfolio

Centrally Cleared Interest Rate Swaps

										Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Paid by the Master Portfolio		Received by the Master Portfolio		Effective Date		Termination Date	Notional Amount (000)
Rate	Frequency	Rate	Frequency						Value
4.21%	Annual	1-Day SOFR, 1.09%	Annual	09/20/23	(a)	09/20/25	USD	29,920	$223,488	$70,713	$152,775
4.41%	Annual	1-Day SOFR, 1.09%	Annual	09/20/23	(a)	09/20/25	USD	89,490	336,232	15,490	320,742
1-Day SONIA, 4.93%	Annual	5.53%	Annual	09/20/23	(a)	09/20/25	GBP	47,570	(488,032)	(42,787)	(445,245)
0.18%	Annual	1-Day FEDL, 5.08%	Annual	N/A		10/20/25	USD	2,500	320,279	—	320,279
1-Day SOFR, 1.09%	Annual	0.18%	Annual	N/A		10/20/25	USD	2,500	(319,464)	—	(319,464)
3.47%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	09/20/23	(a)	09/20/26	EUR	42,630	90,124	(27,175)	117,299
1-Day SOFR, 1.09%	Annual	3.93%	Annual	09/20/23	(a)	09/20/26	USD	20,270	(162,497)	(64,166)	(98,331)
1-Day SOFR, 1.09%	Annual	3.99%	Annual	09/20/23	(a)	09/20/26	USD	3,420	(21,761)	63	(21,824)
4.07%	Semi-Annual	1-Day CORRA, 4.75%	Semi-Annual	09/20/23	(a)	09/20/26	CAD	4,520	11,046	19,513	(8,467)
1-Day SOFR, 1.09%	Annual	4.22%	Annual	09/20/23	(a)	09/20/26	USD	6,750	(85)	66	(151)
4.26%	Quarterly	3-mo. BBSW, 4.35%	Quarterly	09/20/23	(a)	09/20/26	AUD	5,140	309	(107)	416
4.44%	Quarterly	3-mo. BBSW, 4.35%	Quarterly	09/20/23	(a)	09/20/26	AUD	10,130	(32,092)	(40,198)	8,106
4.45%	Semi-Annual	3-mo. Canada Bank Acceptance, 5.40%	Semi-Annual	09/20/23	(a)	09/20/26	CAD	9,130	18,792	24,252	(5,460)
5.25%	Annual	1-Day SONIA, 4.93%	Annual	09/20/23	(a)	09/20/26	GBP	5,420	66,349	33,466	32,883
5.47%	Annual	1-Day SONIA, 4.93%	Annual	09/20/23	(a)	09/20/26	GBP	2,730	13,200	6,830	6,370
8.20%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	09/20/23	(a)	09/13/28	MXN	13,360	(2,461)	7	(2,468)
8.23%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	09/20/23	(a)	09/13/28	MXN	12,520	(3,170)	7	(3,177)
8.37%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	09/20/23	(a)	09/13/28	MXN	12,190	(6,942)	6	(6,948)
8.37%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	09/20/23	(a)	09/13/28	MXN	17,800	(10,034)	9	(10,043)
8.38%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	09/20/23	(a)	09/13/28	MXN	15,080	(9,022)	7	(9,029)
8.47%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	09/20/23	(a)	09/13/28	MXN	8,920	(7,183)	4	(7,187)
8.82%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	09/20/23	(a)	09/13/28	MXN	11,670	(18,793)	6	(18,799)
8.86%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	09/20/23	(a)	09/13/28	MXN	80,110	(135,916)	41	(135,957)
1-Day SSARON, 1.71%	Annual	1.73%	Annual	09/20/23	(a)	09/20/28	CHF	760	(3,728)	9	(3,737)
1-Day SSARON, 1.71%	Annual	1.90%	Annual	09/20/23	(a)	09/20/28	CHF	600	2,732	3,161	(429)
1-Day THOR, 1.99%	Quarterly	2.26%	Quarterly	09/20/23	(a)	09/20/28	THB	9,690	(2,735)	3	(2,738)
1-Day THOR, 1.99%	Quarterly	2.28%	Quarterly	09/20/23	(a)	09/20/28	THB	23,490	(6,007)	8	(6,015)
1-Day THOR, 1.99%	Quarterly	2.30%	Quarterly	09/20/23	(a)	09/20/28	THB	9,690	(2,273)	3	(2,276)
1-Day THOR, 1.99%	Quarterly	2.50%	Quarterly	09/20/23	(a)	09/20/28	THB	34,350	1,098	11	1,087
2.82%	Annual	3-mo. STIBOR, 3.81%	Quarterly	09/20/23	(a)	09/20/28	SEK	10,070	21,527	11	21,516
2.83%	Annual	3-mo. STIBOR, 3.81%	Quarterly	09/20/23	(a)	09/20/28	SEK	5,190	10,825	6	10,819
2.88%	Annual	3-mo. STIBOR, 3.81%	Quarterly	09/20/23	(a)	09/20/28	SEK	4,590	8,703	5	8,698
2.90%	Annual	3-mo. STIBOR, 3.81%	Quarterly	09/20/23	(a)	09/20/28	SEK	9,400	16,942	(15)	16,957
2.92%	Annual	3-mo. STIBOR, 3.81%	Quarterly	09/20/23	(a)	09/20/28	SEK	9,770	16,633	11	16,622
3-mo. KRW CDC, 3.75%	Quarterly	2.93%	Quarterly	09/20/23	(a)	09/20/28	KRW	667,660	(12,867)	6	(12,873)
2.93%	Annual	3-mo. STIBOR, 3.81%	Quarterly	09/20/23	(a)	09/20/28	SEK	4,160	6,934	(1,314)	8,248
2.93%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	890	12,265	778	11,487
3-mo. KRW CDC, 3.75%	Quarterly	2.94%	Quarterly	09/20/23	(a)	09/20/28	KRW	667,660	(12,564)	6	(12,570)
2.99%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	720	7,919	2,013	5,906
2.99%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	450	4,980	5	4,975
3.00%	Annual	3-mo. STIBOR, 3.81%	Quarterly	09/20/23	(a)	09/20/28	SEK	4,410	6,158	5	6,153
3.00%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	620	6,312	7	6,305
3.01%	Annual	3-mo. STIBOR, 3.81%	Quarterly	09/20/23	(a)	09/20/28	SEK	4,090	5,497	4	5,493
3.01%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	440	4,273	5	4,268
3.02%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	22,640	213,067	98,986	114,081
3.03%	Semi-Annual	1-Day SORA, 4.01%	Semi-Annual	09/20/23	(a)	09/20/28	SGD	360	2,883	3	2,880
3-mo. KRW CDC, 3.75%	Quarterly	3.03%	Quarterly	09/20/23	(a)	09/20/28	KRW	767,050	(12,035)	6	(12,041)
3-mo. KRW CDC, 3.75%	Quarterly	3.05%	Quarterly	09/20/23	(a)	09/20/28	KRW	1,034,700	(15,782)	9	(15,791)
3.05%	Annual	3-mo. STIBOR, 3.81%	Quarterly	09/20/23	(a)	09/20/28	SEK	3,730	4,392	(18)	4,410
3-mo. KRW CDC, 3.75%	Quarterly	3.06%	Quarterly	09/20/23	(a)	09/20/28	KRW	241,780	(3,540)	2	(3,542)
3-mo. KRW CDC, 3.75%	Quarterly	3.06%	Quarterly	09/20/23	(a)	09/20/28	KRW	610,220	(9,094)	5	(9,099)
3-mo. KRW CDC, 3.75%	Quarterly	3.06%	Quarterly	09/20/23	(a)	09/20/28	KRW	768,690	(11,268)	6	(11,274)
3-mo. KRW CDC, 3.75%	Quarterly	3.07%	Quarterly	09/20/23	(a)	09/20/28	KRW	613,700	(8,825)	5	(8,830)
3.07%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	1,170	8,282	14	8,268
3-mo. KRW CDC, 3.75%	Quarterly	3.08%	Quarterly	09/20/23	(a)	09/20/28	KRW	422,680	(6,003)	4	(6,007)
3.08%	Annual	3-mo. STIBOR, 3.81%	Quarterly	09/20/23	(a)	09/20/28	SEK	4,330	4,648	5	4,643
3.08%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	450	2,941	5	2,936
3.08%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	840	5,388	10	5,378
3.08%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	860	5,749	10	5,739
3-mo. KRW CDC, 3.75%	Quarterly	3.11%	Quarterly	09/20/23	(a)	09/20/28	KRW	362,670	(4,771)	3	(4,774)

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Advantage CoreAlpha Bond Master Portfolio

Centrally Cleared Interest Rate Swaps (continued)

										Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Paid by the Master Portfolio		Received by the Master Portfolio		Effective Date		Termination Date	Notional Amount (000)
Rate	Frequency	Rate	Frequency						Value
3.11%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	21,670	$105,212	$92,986	$12,226
3-mo. KRW CDC, 3.75%	Quarterly	3.13%	Quarterly	09/20/23	(a)	09/20/28	KRW	995,920	(12,162)	8	(12,170)
3-mo. KRW CDC, 3.75%	Quarterly	3.13%	Quarterly	09/20/23	(a)	09/20/28	KRW	1,126,670	(13,837)	10	(13,847)
3.13%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	780	3,237	10	3,227
3.15%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	1,020	3,202	12	3,190
3.16%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	1,090	2,590	13	2,577
3.18%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	440	689	230	459
3.19%	Annual	3-mo. STIBOR, 3.81%	Quarterly	09/20/23	(a)	09/20/28	SEK	8,440	5,016	9	5,007
3-mo. KRW CDC, 3.75%	Quarterly	3.21%	Quarterly	09/20/23	(a)	09/20/28	KRW	330,920	(3,110)	2	(3,112)
3.22%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	79,050	(16,318)	(102,292)	85,974
3-mo. KRW CDC, 3.75%	Quarterly	3.24%	Quarterly	09/20/23	(a)	09/20/28	KRW	234,740	(1,980)	2	(1,982)
3-mo. KRW CDC, 3.75%	Quarterly	3.27%	Quarterly	09/20/23	(a)	09/20/28	KRW	608,620	(4,433)	5	(4,438)
3-mo. KRW CDC, 3.75%	Quarterly	3.28%	Quarterly	09/20/23	(a)	09/20/28	KRW	608,620	(4,326)	5	(4,331)
3-mo. KRW CDC, 3.75%	Quarterly	3.28%	Quarterly	09/20/23	(a)	09/20/28	KRW	234,740	(1,652)	2	(1,654)
3-mo. KRW CDC, 3.75%	Quarterly	3.29%	Quarterly	09/20/23	(a)	09/20/28	KRW	265,450	(1,739)	2	(1,741)
3-mo. KRW CDC, 3.75%	Quarterly	3.30%	Quarterly	09/20/23	(a)	09/20/28	KRW	294,930	(1,870)	2	(1,872)
3-mo. KRW CDC, 3.75%	Quarterly	3.50%	Quarterly	09/20/23	(a)	09/20/28	KRW	1,990,020	1,297	17	1,280
3-mo. Canada Bank Acceptance, 5.40%	Semi-Annual	3.53%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	1,310	(20,616)	(2,287)	(18,329)
1-Day SOFR, 1.09%	Annual	3.56%	Annual	09/20/23	(a)	09/20/28	USD	12,450	(140,141)	(65,475)	(74,666)
3.57%	Annual	6-mo. NIBOR, 4.81%	Semi-Annual	09/20/23	(a)	09/20/28	NOK	6,970	17,212	7	17,205
3.59%	Annual	1-Day SOFR, 1.09%	Annual	09/20/23	(a)	09/20/28	USD	37,800	375,066	152,052	223,014
3-mo. Canada Bank Acceptance, 5.40%	Semi-Annual	3.61%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	840	(10,922)	(215)	(10,707)
3.61%	Annual	6-mo. NIBOR, 4.81%	Semi-Annual	09/20/23	(a)	09/20/28	NOK	9,990	23,016	1,748	21,268
3.64%	Semi-Annual	6-mo. BBSW, 4.70%	Semi-Annual	09/20/23	(a)	09/20/28	AUD	400	7,846	3	7,843
3.64%	Annual	6-mo. NIBOR, 4.81%	Semi-Annual	09/20/23	(a)	09/20/28	NOK	6,230	13,570	1,043	12,527
3.66%	Annual	1-Day SOFR, 1.09%	Annual	09/20/23	(a)	09/20/28	USD	1,090	7,047	12	7,035
3-mo. Canada Bank Acceptance, 5.40%	Semi-Annual	3.67%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	1,260	(13,809)	1,479	(15,288)
3.68%	Annual	6-mo. NIBOR, 4.81%	Semi-Annual	09/20/23	(a)	09/20/28	NOK	9,950	20,043	4,013	16,030
3-mo. Canada Bank Acceptance, 5.40%	Semi-Annual	3.69%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	750	(7,778)	(824)	(6,954)
3-mo. Canada Bank Acceptance, 5.40%	Semi-Annual	3.72%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	710	(6,484)	(727)	(5,757)
3-mo. Canada Bank Acceptance, 5.40%	Semi-Annual	3.74%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	900	(7,700)	263	(7,963)
3.75%	Semi-Annual	6-mo. BBSW, 4.70%	Semi-Annual	09/20/23	(a)	09/20/28	AUD	880	14,336	7	14,329
3.78%	Annual	6-mo. NIBOR, 4.81%	Semi-Annual	09/20/23	(a)	09/20/28	NOK	6,950	11,031	7	11,024
3-mo. Canada Bank Acceptance, 5.40%	Semi-Annual	3.79%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	880	(6,122)	846	(6,968)
3.80%	Semi-Annual	6-mo. BBSW, 4.70%	Semi-Annual	09/20/23	(a)	09/20/28	AUD	510	7,619	4	7,615
3.80%	Annual	6-mo. NIBOR, 4.81%	Semi-Annual	09/20/23	(a)	09/20/28	NOK	6,450	9,641	6	9,635
3.81%	Annual	6-mo. NIBOR, 4.81%	Semi-Annual	09/20/23	(a)	09/20/28	NOK	3,010	4,357	3	4,354
3-mo. Canada Bank Acceptance, 5.40%	Semi-Annual	3.88%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	800	(3,173)	1,754	(4,927)
1-Day SONIA, 4.93%	Annual	3.92%	Annual	09/20/23	(a)	09/20/28	GBP	350	(20,891)	(1,006)	(19,885)
3-mo. Canada Bank Acceptance, 5.40%	Semi-Annual	4.00%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	670	129	6	123
3-mo. Canada Bank Acceptance, 5.40%	Semi-Annual	4.00%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	820	4	(180)	184
4.00%	Annual	6-mo. NIBOR, 4.81%	Semi-Annual	09/20/23	(a)	09/20/28	NOK	7,180	4,859	425	4,434
4.04%	Annual	6-mo. NIBOR, 4.81%	Semi-Annual	09/20/23	(a)	09/20/28	NOK	5,640	2,844	1,380	1,464
3-mo. Canada Bank Acceptance, 5.40%	Semi-Annual	4.07%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	1,250	3,216	486	2,730
3-mo. Canada Bank Acceptance, 5.40%	Semi-Annual	4.09%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	860	2,802	7	2,795
4.14%	Semi-Annual	3-mo. BBR, 0.85%	Quarterly	09/20/23	(a)	09/20/28	NZD	1,080	13,839	8	13,831
4.19%	Semi-Annual	3-mo. BBR, 0.85%	Quarterly	09/20/23	(a)	09/20/28	NZD	880	10,099	6	10,093
6-mo. PRIBOR, 7.15%	Semi-Annual	4.24%	Annual	09/20/23	(a)	09/20/28	CZK	9,220	(1,358)	5	(1,363)
6-mo. PRIBOR, 7.15%	Semi-Annual	4.31%	Annual	09/20/23	(a)	09/20/28	CZK	19,790	119	10	109

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) June 30, 2023	Advantage CoreAlpha Bond Master Portfolio

Centrally Cleared Interest Rate Swaps (continued)

										Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Paid by the Master Portfolio		Received by the Master Portfolio		Effective Date		Termination Date	Notional Amount (000)
Rate	Frequency	Rate	Frequency						Value
4.36%	Semi-Annual	3-mo. BBR, 0.85%	Quarterly	09/20/23	(a)	09/20/28	NZD	410	$2,895	$3	$2,892
6-mo. PRIBOR, 7.15%	Semi-Annual	4.36%	Annual	09/20/23	(a)	09/20/28	CZK	5,420	587	3	584
6-mo. PRIBOR, 7.15%	Semi-Annual	4.37%	Annual	09/20/23	(a)	09/20/28	CZK	7,520	984	4	980
6-mo. PRIBOR, 7.15%	Semi-Annual	4.39%	Annual	09/20/23	(a)	09/20/28	CZK	7,180	1,248	4	1,244
4.40%	Semi-Annual	3-mo. BBR, 0.85%	Quarterly	09/20/23	(a)	09/20/28	NZD	880	5,153	6	5,147
6-mo. PRIBOR, 7.15%	Semi-Annual	4.43%	Annual	09/20/23	(a)	09/20/28	CZK	7,890	2,024	4	2,020
6-mo. PRIBOR, 7.15%	Semi-Annual	4.44%	Annual	09/20/23	(a)	09/20/28	CZK	8,980	2,442	5	2,437
4.48%	Semi-Annual	3-mo. BBR, 0.85%	Quarterly	09/20/23	(a)	09/20/28	NZD	1,040	3,934	7	3,927
6-mo. PRIBOR, 7.15%	Semi-Annual	4.50%	Annual	09/20/23	(a)	09/20/28	CZK	5,630	2,262	3	2,259
4.63%	Semi-Annual	3-mo. BBR, 0.85%	Quarterly	09/20/23	(a)	09/20/28	NZD	620	(185)	4	(189)
4.78%	Annual	1-Day SONIA, 4.93%	Annual	09/20/23	(a)	09/20/28	GBP	9,635	130,168	22,914	107,254
4.80%	Annual	1-Day SONIA, 4.93%	Annual	09/20/23	(a)	09/20/28	GBP	50,815	614,893	51,174	563,719
6-mo. WIBOR, 6.95%	Semi-Annual	4.99%	Annual	09/20/23	(a)	09/20/28	PLN	1,220	1,524	3	1,521
6-mo. WIBOR, 6.95%	Semi-Annual	5.10%	Annual	09/20/23	(a)	09/20/28	PLN	1,010	2,412	3	2,409
6-mo. WIBOR, 6.95%	Semi-Annual	5.13%	Annual	09/20/23	(a)	09/20/28	PLN	2,720	7,340	7	7,333
6-mo. WIBOR, 6.95%	Semi-Annual	5.23%	Annual	09/20/23	(a)	09/20/28	PLN	1,500	5,663	4	5,659
6-mo. WIBOR, 6.95%	Semi-Annual	5.26%	Annual	09/20/23	(a)	09/20/28	PLN	1,790	7,147	5	7,142
6-mo. WIBOR, 6.95%	Semi-Annual	5.31%	Annual	09/20/23	(a)	09/20/28	PLN	1,170	5,277	3	5,274
6-mo. WIBOR, 6.95%	Semi-Annual	5.35%	Annual	09/20/23	(a)	09/20/28	PLN	1,080	5,319	3	5,316
6-mo. WIBOR, 6.95%	Semi-Annual	5.37%	Annual	09/20/23	(a)	09/20/28	PLN	1,490	7,685	4	7,681
6-mo. WIBOR, 6.95%	Semi-Annual	5.42%	Annual	09/20/23	(a)	09/20/28	PLN	1,840	10,490	5	10,485
6-mo. WIBOR, 6.95%	Semi-Annual	5.45%	Annual	09/20/23	(a)	09/20/28	PLN	1,620	9,730	4	9,726
6-mo. WIBOR, 6.95%	Semi-Annual	5.45%	Annual	09/20/23	(a)	09/20/28	PLN	1,030	6,192	3	6,189
3-mo. JIBAR, 8.50%	Quarterly	9.10%	Quarterly	09/20/23	(a)	09/20/28	ZAR	8,540	5,904	5	5,899
3-mo. JIBAR, 8.50%	Quarterly	9.11%	Quarterly	09/20/23	(a)	09/20/28	ZAR	8,750	6,232	5	6,227
3-mo. JIBAR, 8.50%	Quarterly	9.27%	Quarterly	09/20/23	(a)	09/20/28	ZAR	8,070	8,385	5	8,380
3-mo. JIBAR, 8.50%	Quarterly	9.28%	Quarterly	09/20/23	(a)	09/20/28	ZAR	11,430	12,210	6	12,204
3-mo. JIBAR, 8.50%	Quarterly	9.38%	Quarterly	09/20/23	(a)	09/20/28	ZAR	8,340	10,569	5	10,564
3-mo. JIBAR, 8.50%	Quarterly	9.50%	Quarterly	09/20/23	(a)	09/20/28	ZAR	9,390	14,357	5	14,352
3-mo. JIBAR, 8.50%	Quarterly	9.55%	Quarterly	09/20/23	(a)	09/20/28	ZAR	11,040	18,036	6	18,030
1-Day SOFR, 1.09%	Annual	0.54%	Annual	N/A		10/20/30	USD	1,250	(283,482)	—	(283,482)
0.55%	Annual	1-Day FEDL, 5.08%	Annual	N/A		10/20/30	USD	1,250	282,052	—	282,052
6-mo. EURIBOR, 3.90%	Semi-Annual	2.96%	Annual	09/20/23	(a)	09/20/33	EUR	11,900	(39,637)	(61,907)	22,270
6-mo. EURIBOR, 3.90%	Semi-Annual	3.02%	Annual	09/20/23	(a)	09/20/33	EUR	11,460	27,206	(41,171)	68,377
6-mo. EURIBOR, 3.90%	Semi-Annual	3.07%	Annual	09/20/23	(a)	09/20/33	EUR	84,840	586,081	221,227	364,854
1-Day SOFR, 1.09%	Annual	3.41%	Annual	09/20/23	(a)	09/20/33	USD	102,770	(817,889)	(468,144)	(349,745)
1-Day SOFR, 1.09%	Annual	3.42%	Annual	09/20/23	(a)	09/20/33	USD	6,525	(43,338)	(42,600)	(738)
1-Day SOFR, 1.09%	Annual	3.46%	Annual	09/20/23	(a)	09/20/33	USD	6,570	(24,320)	15,400	(39,720)
1-Day SONIA, 4.93%	Annual	4.27%	Annual	09/20/23	(a)	09/20/33	GBP	5,710	(28,161)	41,364	(69,525)
1-Day SONIA, 4.93%	Annual	4.29%	Annual	09/20/23	(a)	09/20/33	GBP	5,185	(16,932)	42,877	(59,809)
0.74%	Annual	1-Day SOFR, 1.09%	Annual	N/A		10/20/35	USD	500	150,287	—	150,287
1-Day FEDL, 5.08%	Annual	0.78%	Annual	N/A		10/20/35	USD	500	(148,054)	—	(148,054)
0.84%	Annual	1-Day SOFR, 1.09%	Annual	N/A		10/20/40	USD	1,000	363,517	—	363,517
1-Day FEDL, 5.08%	Annual	0.90%	Annual	N/A		10/20/40	USD	1,000	(353,816)	—	(353,816)
0.90%	Annual	1-Day SOFR, 1.09%	Annual	N/A		10/20/50	USD	500	220,256	—	220,256
1-Day FEDL, 5.08%	Annual	0.98%	Annual	N/A		10/20/50	USD	500	(212,046)	—	(212,046)
2.66%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	09/20/23	(a)	09/20/53	EUR	19,980	(637,550)	(117,319)	(520,231)
3.16%	Annual	1-Day SOFR, 1.09%	Annual	09/20/23	(a)	09/20/53	USD	2,520	(4,558)	(224)	(4,334)
3.16%	Annual	1-Day SOFR, 1.09%	Annual	09/20/23	(a)	09/20/53	USD	30,140	(6,762)	79,249	(86,011)
3.18%	Annual	1-Day SOFR, 1.09%	Annual	09/20/23	(a)	09/20/53	USD	2,690	(11,857)	23,326	(35,183)
1-Day SONIA, 4.93%	Annual	3.88%	Annual	09/20/23	(a)	09/20/53	GBP	4,940	76,529	48,039	28,490

									$488,943	$48	$488,895

(a)	Forward Swap.

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Advantage CoreAlpha Bond Master Portfolio

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$1,100,345	$(1,712,661)	$4,074,278	$ (5,297,390)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Master Portfolio Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$360,299	$—	$360,299
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	5,061	—	—	5,061
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	4,074,278	—	4,074,278

	$—	$—	$—	$5,061	$4,434,577	$—	$4,439,638

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$3,696,499	$—	$3,696,499
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	107	—	—	107
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	1,575,669	—	—	3,585,383	136,338	5,297,390

	$—	$1,575,669	$—	$107	$7,281,882	$136,338	$8,993,996

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(985,773)	$—	$(985,773)
Forward foreign currency exchange contracts	—	—	—	(89,727)	—	—	(89,727)
Swaps	—	(4,830,960)	—	—	1,737,839	133,566	(2,959,555)

	$—	$(4,830,960)	$—	$(89,727)	$752,066	$133,566	$(4,035,055)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(2,219,241)	$—	$(2,219,241)
Forward foreign currency exchange contracts	—	—	—	(21,765)	—	—	(21,765)
Swaps	—	1,939,748	—	—	672,830	(469,562)	2,143,016

	$—	$1,939,748	$—	$(21,765)	$(1,546,411)	$(469,562)	$(97,990)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$284,077,901
Average notional value of contracts — short	$38,295,137

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) June 30, 2023	Advantage CoreAlpha Bond Master Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments (continued)

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,010,797
Average amounts sold — in USD	$1,537,298
Credit default swaps:
Average notional value — buy protection	$109,965,958
Interest rate swaps:
Average notional value — pays fixed rate	$406,558,190
Average notional value — receives fixed rate	$361,790,428
Inflation swaps:
Average notional value — pays fixed rate	$818,797
Average notional value — receives fixed rate	$10,579,776

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Master Portfolio’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$770,393	$56,963
Forward foreign currency exchange contracts	5,061	107
Swaps — centrally cleared	44,116	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	819,570	57,070

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(814,509)	(56,963)

Total derivative assets and liabilities subject to an MNA	$5,061	$107

The following table presents the Master Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)(b)

Bank of America N.A.	$163	$—	$—	$—	$163
Barclays Bank PLC	468	—	—	—	468
BNP Paribas SA	3,133	—	—	—	3,133
Deutsche Bank AG	296	—	—	—	296
Nomura International PLC	226	—	—	—	226
Royal Bank of Canada	775	—	—	—	775

	$5,061	$—	$—	$—	$5,061

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(a)(c)

Natwest Markets PLC	$107	$—	$—	$—	$107

(a)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

40	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	Advantage CoreAlpha Bond Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$102,766,894	$—	$102,766,894
Common Stocks	—	—	1	1
Corporate Bonds	—	349,968,130	—	349,968,130
Foreign Agency Obligations	—	4,845,236	—	4,845,236
Municipal Bonds	—	6,810,656	—	6,810,656
Non-Agency Mortgage-Backed Securities	—	63,912,644	10,823	63,923,467
U.S. Government Sponsored Agency Securities	—	304,132,196	—	304,132,196
U.S. Treasury Obligations	—	24,521,775	—	24,521,775
Short-Term Securities
Money Market Funds	63,410,383	—	—	63,410,383
U.S. Treasury Obligations	—	112,034,582	—	112,034,582
Long-Term Investments
Corporate Bonds	—	1,724,854	—	1,724,854
Liabilities
Investments
TBA Sale Commitments	—	(3,912,713)	—	(3,912,713)

	$63,410,383	$966,804,254	$10,824	$1,030,225,461

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$5,061	$—	$5,061
Interest Rate Contracts	360,299	4,074,278	—	4,434,577
Liabilities
Credit Contracts	—	(1,575,669)	—	(1,575,669)
Foreign Currency Exchange Contracts	—	(107)	—	(107)
Interest Rate Contracts	(3,696,499)	(3,585,383)	—	(7,281,882)
Other Contracts	—	(136,338)	—	(136,338)

	$(3,336,200)	$(1,218,158)	$—	$(4,554,358)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	41

Statement of Assets and Liabilities (unaudited)

June 30, 2023

Advantage CoreAlpha Bond Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$970,727,791
Investments, at value — affiliated(c)	63,410,383
Cash pledged:
Futures contracts	8,193,000
Centrally cleared swaps	7,411,000
Foreign currency, at value(d)	3,028,933
Receivables:
Investments sold	2,259,114
Securities lending income — affiliated	23,417
TBA sale commitments	3,924,140
Contributions from investors	1,850,649
Dividends — unaffiliated	48,455
Dividends — affiliated	417
Interest — unaffiliated	4,923,294
Principal paydowns	3,518
Variation margin on futures contracts	770,393
Variation margin on centrally cleared swaps	44,116
Unrealized appreciation on forward foreign currency exchange contracts	5,061

Total assets	1,066,623,681

LIABILITIES
Bank overdraft	60,089
Collateral on securities loaned	59,651,881
TBA sale commitments, at value(e)	3,912,713
Payables:
Investments purchased	62,826,288
Investment advisory fees	369,657
Professional fees	28,801
Variation margin on futures contracts	56,963
Unrealized depreciation on forward foreign currency exchange contracts	107

Total liabilities	126,906,499

Commitments and contingent liabilities
NET ASSETS	$939,717,182

NET ASSETS CONSIST OF
Investors’ capital	$1,017,079,369
Net unrealized appreciation (depreciation)	(77,362,187)

NET ASSETS	$939,717,182

(a) Investments, at cost — unaffiliated	$1,043,547,395
(b) Securities loaned, at value	$56,897,143
(c) Investments, at cost — affiliated	$63,398,450
(d) Foreign currency, at cost	$3,040,518
(e) Proceeds from TBA sale commitments	$3,924,140

See notes to financial statements.

42	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations (unaudited)

Six Months Ended June 30, 2023

Advantage CoreAlpha Bond Master Portfolio

INVESTMENT INCOME
Dividends — affiliated	$291,332
Interest — unaffiliated	17,626,857
Securities lending income — affiliated — net	191,266
Other income — unaffiliated	56,964

Total investment income	18,166,419

EXPENSES
Investment advisory	1,173,243
Professional	25,098
Trustees	5,373

Total expenses	1,203,714
Less:
Fees waived and/or reimbursed by the Manager	(35,019)

Total expenses after fees waived and/or reimbursed	1,168,695

Net investment income	16,997,724

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(9,908,891)
Investments — affiliated	39,214
Forward foreign currency exchange contracts	(89,727)
Foreign currency transactions	33,544
Futures contracts	(985,773)
Swaps	(2,959,555)

(13,871,188)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	18,078,386
Investments — affiliated	(24,325)
Forward foreign currency exchange contracts	(21,765)
Foreign currency translations	7,423
Futures contracts	(2,219,241)
Swaps	2,143,016

17,963,494

Net realized and unrealized gain	4,092,306

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,090,030

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	43

Statements of Changes in Net Assets

	Advantage CoreAlpha Bond Master Portfolio

	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$16,997,724	$31,451,534
Net realized loss	(13,871,188)	(123,280,925)
Net change in unrealized appreciation (depreciation)	17,963,494	(112,918,485)

Net increase (decrease) in net assets resulting from operations	21,090,030	(204,747,876)

CAPITAL TRANSACTIONS
Proceeds from contributions	78,941,891	166,938,000
Value of withdrawals	(199,680,599)	(411,776,649)

Net decrease in net assets derived from capital transactions	(120,738,708)	(244,838,649)

NET ASSETS
Total decrease in net assets	(99,648,678)	(449,586,525)
Beginning of period	1,039,365,860	1,488,952,385

End of period	$939,717,182	$1,039,365,860

See notes to financial statements.

44	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (unaudited)

	Advantage CoreAlpha Bond Master Portfolio

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Total Return
Total return	1.90	%(a)	(14.21)%	(1.88)%	8.93%	9.74%	(0.11)%

Ratios to Average Net Assets(b)
Total expenses	0.25	%(c)	0.24%	0.24%	0.24%	0.24%	0.27	%(d)

Total expenses after fees waived and/or reimbursed	0.24	%(c)	0.23%	0.23%	0.23%	0.23%	0.24%

Net investment income	3.48	%(c)	2.56%	2.05%	2.48%	3.05%	3.11%

Supplemental Data
Net assets, end of period (000)	$939,717		$1,039,366	$1,488,952	$1,805,368	$1,938,121	$1,485,689

Portfolio turnover rate(e)		104%	205%	219%	410%	263%	331%

(a) Not annualized.

(b) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(c)  Annualized.

(d) Includes board realignment and consolidation costs. Without these costs, total expenses would have been 0.25%.

(e) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Portfolio turnover rate (excluding MDRs)		59%	107%	123%	261%	166%	189%

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L H I G H L I G H T S	45

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

Master Investment Portfolio II (“MIP II”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP II is organized as a Delaware statutory trust. Advantage CoreAlpha Bond Master Portfolio (the “Master Portfolio”) is a series of MIP II. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (“BAL” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Realized currency gains (losses) on foreign currency related transactions are reported as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. The Master Portfolio has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for U.S. federal income tax purposes.

Collateralization: If required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of MIP II (the “Board”), the trustees who are not “interested persons” of the Master Portfolio, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Master Portfolio, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Master Portfolio until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Master Portfolio’s Manager as the valuation designee for the Master Portfolio. The Master Portfolio determines the fair values of its financial instruments using various independent

46	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset- backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements (unaudited) (continued)

option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

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Notes to Financial Statements (unaudited) (continued)

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Master Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Master Portfolio may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Master Portfolio may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Master Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Master Portfolio’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

	Securities	Cash Collateral	Non-Cash Collateral		Net
Counterparty	Loaned at Value	Received (a)	Received, at Fair Value	(a)	Amount

Barclays Bank PLC	$3,316,670	$(3,316,670)	$—		$—
Barclays Capital, Inc.	2,452,187	(2,452,187)	—		—

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements (unaudited) (continued)

	Securities	Cash Collateral	Non-Cash Collateral		Net
Counterparty	Loaned at Value	Received (a)	Received, at Fair Value	(a)	Amount

BMO Capital Markets Corp.	$1,174,679	$(1,174,679)	$—		$—
BNP Paribas SA	13,103,816	(13,103,816)	—		—
BofA Securities, Inc.	2,119,970	(2,119,970)	—		—
Citigroup Global Markets, Inc.	508,715	(508,715)	—		—
Deutsche Bank Securities, Inc.	13,501,102	(13,501,102)	—		—
Goldman Sachs & Co. LLC	2,533,113	(2,533,113)	—		—
J.P. Morgan Securities LLC	4,867,747	(4,867,747)	—		—
Jefferies LLC	259,871	(259,871)	—		—
Morgan Stanley	7,467,706	(7,467,706)	—		—
Nomura Securities International, Inc.	757,405	(757,405)	—		—
Pershing LLC	2,079,435	(2,079,435)	—		—
RBC Capital Markets LLC	792,033	(792,033)	—		—
Scotia Capital (USA), Inc.	265,986	(265,986)	—		—
State Street Bank & Trust Co.	661,817	(661,817)	—		—
Wells Fargo Bank N.A.	102,563	(102,563)	—		—
Wells Fargo Securities LLC	932,328	(932,328)	—		—

	$56,897,143	$(56,897,143)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward

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Notes to Financial Statements (unaudited) (continued)

foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. A Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Master Portfolio and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Master Portfolio’s counterparty on the swap. The Master Portfolio is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Master Portfolio will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Master Portfolio may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Master Portfolio and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements (unaudited) (continued)

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Master Portfolio. Any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Master Portfolio generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Master Portfolio from the counterparties are not fully collateralized, the Master Portfolio bears the risk of loss from counterparty non-performance. Likewise, to the extent the Master Portfolio has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Master Portfolio bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP II, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	0.24%
$1 billion — $3 billion	0.23
$3 billion — $5 billion	0.22
$5 billion — $10 billion	0.21
Greater than $10 billion	0.20

With respect to the Master Portfolio, the Manager entered into a sub-advisory agreement with each of BlackRock International Limited (“BIL”) and BlackRock Fund Advisors (“BFA”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BFA for services they provide for that portion of the Master Portfolio for which BIL and BFA, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

Expense Waivers and Reimbursements: The fees and expenses of the MIP II’s Independent Trustees, counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. The Manager has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to these independent expenses through June 30, 2024. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2023, the amount waived was $30,471.

With respect to the Master Portfolio, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2023, the amount waived was $4,548.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the six months ended June 30, 2023, there were no fees waived by the Manager pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

52	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2023, the Master Portfolio paid BTC $61,973 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2023, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP II are directors and/or officers of BlackRock or its affiliates.

7.	PURCHASES AND SALES

For the six months ended June 30, 2023, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls, excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities

Master Portfolio Name	Purchases	Sales	Purchases	Sales

Advantage CoreAlpha Bond Master Portfolio	$ 24,993,536	$—	$884,605,952	$935,603,313

For the six months ended June 30, 2023, purchases and sales related to mortgage dollar rolls were $397,496,670 and $397,408,009, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of June 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Master Portfolio Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Advantage CoreAlpha Bond Master Portfolio	$1,107,008,746	$6,261,582	$(83,675,085)	$(77,413,503)

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Notes to Financial Statements (unaudited) (continued)

9.	BANK BORROWINGS

MIP II, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2023, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The Master Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Master Portfolio to reinvest in lower yielding securities. The Master Portfolio may also be exposed to reinvestment risk, which is the risk that income from the Master Portfolio’s portfolio will decline if the Master Portfolio invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Master Portfolio portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

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Notes to Financial Statements (unaudited) (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Master Portfolio may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Master Portfolio’s performance.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Master Portfolio invests.

Certain Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The Master Portfolio may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that a majority of USD LIBOR settings will no longer be published after June 30, 2023. All other LIBOR settings and certain other interbank offered rates ceased to be published after December 31, 2021. SOFR has been used increasingly on a voluntary basis in new instruments and transactions. The Federal Reserve Board adopted regulations that provide a fallback mechanism by identifying benchmark rates based on SOFR that will replace LIBOR in certain financial contracts after June 30, 2023. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees of Master Investment Portfolio II (the “Master Portfolio”) met on May 4, 2023 (the “May Meeting”) and June 1-2, 2023 (the “June Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Master Portfolio, on behalf of Advantage CoreAlpha Bond Master Portfolio (the “Master Fund”) and BlackRock Advisors, LLC (the “Manager”), the Master Portfolio’s investment adviser. The Board of Trustees of the Master Portfolio also considered the approval to continue the sub-advisory agreements (the “Sub-Advisory Agreements”) between the Manager and each of BlackRock International Limited and BlackRock Fund Advisors (the “Sub-Advisors”), with respect to the Master Fund. BlackRock Advantage CoreAlpha Bond Fund (the “Feeder Fund”), a series of BlackRock Funds VI (the “Feeder Trust”), is a “feeder” fund that invests all of its investable assets in the Master Fund. Accordingly, the Board of Trustees of the Feeder Trust also considered the approval of the Advisory Agreement and the Sub-Advisory Agreements with respect to the Master Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.” For simplicity: (a) the Board of Trustees of the Master Portfolio and the Board of Trustees of the Feeder Trust are referred to herein collectively as the “Board,” and the members are referred to as “Board Members”; (b) the shareholders of the Feeder Fund and the interest holders of the Master Fund are referred to as “shareholders”, and (c) the Master Portfolio and the Feeder Trust are referred to herein together as the “Fund”.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for the Master Fund on an annual basis. The Board members who are not “interested persons” of the Master Portfolio, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Master Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewals of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Master Fund, the Feeder Fund and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) the Fund’s operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding fees and expenses of the Fund, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), and the investment performance of the Fund as compared with a peer group of funds (“ Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Feeder Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s, the Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements, and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of portfolio holdings of the Master Fund. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to them on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared the Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the custodian, fund accountant, transfer agent, and auditor for the Fund, as applicable; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Feeder Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

The Board noted that the engagement of the Sub-Advisors with respect to the Fund facilitates the provision of investment advice and trading by investment personnel out of non-U.S. jurisdictions. The Board considered that this arrangement provides additional flexibility to the portfolio management team, which may benefit the Fund and its shareholders.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund throughout the year and at the May Meeting. The Board noted that the Feeder Fund’s investment results correspond directly to the investment results of the Master Fund. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the respective Morningstar Category (“Morningstar Category”). The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund, as applicable, throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the fourth, third and second quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of the Fund’s Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as the Fund’s actual management fee rate, to those of the Fund’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and the Fund’s total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the Fund decreases below certain contractually specified levels. The Board further noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Fund for certain other fees and expenses.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefit from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Master Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Feeder Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board of the Master Portfolio, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master Portfolio, on behalf of the Master Fund for a one-year term ending June 30, 2024, and the Sub-Advisory Agreements between the Manager and each of the Sub-Advisors, with respect to the Master Fund, for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board of the Master Portfolio, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master Fund and its shareholders. The Board of the Feeder Trust, including the Independent Board Members, also considered the continuation of the Agreements with respect to the Master Fund and found the Agreements to be satisfactory. In arriving at its decision to approve the Agreements, the Board of the Master

58	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

Portfolio did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T S	59

Additional Information

Tailored Shareholder Reports for Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund/Master Portfolio.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund/Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund/Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master Portfolio make their portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities and information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

60	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or MIP II Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02114

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10001

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund/MIP II

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	61

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CZK	Czech Koruna

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

KRW	South Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

ARB	Airport Revenue Bonds

BAB	Build America Bond

BBR	Bank Bill Rate

BBSW	Bank Bill Swap Rate

CMT	Constant Maturity Treasury

CPI	Consumer Price Index

EURIBOR	Euro Interbank Offered Rate

FEDL	Fed Funds Effective Rate

GO	General Obligation Bonds

JIBAR	Johannesburg Interbank Average Rate

LIBOR	London Interbank Offered Rate

MXIBTIIE	Mexico Interbank TIIE 28-Day

NIBOR	Norwegian Interbank Offered Rate

PRIBOR	Prague Interbank Offer Rate

RB	Revenue Bond

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SCA	Societe en Commandite par Actions

SOFR	Secured Overnight Financing Rate

SONIA	Sterling Overnight Interbank Average Rate

SORA	Singapore Overnight Rate Average

SSARON	Swiss Average Overnight Rate

STACR	Structured Agency Credit Risk

STIBOR	Stockholm Interbank Offered Rate

TBA	To-Be-Announced

THOR	Thai Overnight Repurchase Rate

UK RPI	United Kingdom Retail Price Index

WIBOR	Warsaw Interbank Offered Rate

62	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CAB-06/23-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

2

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds VI and Master Investment Portfolio II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds VI and Master Investment Portfolio II

Date: August 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds VI and Master Investment Portfolio II

Date: August 22, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds VI and Master Investment Portfolio II

Date: August 22, 2023

4